CINlibrary/1077533.2
                                       11









                                     [Logo]

                            DEANINVESTMENTASSOCIATES
                              DEAN FAMILY OF FUNDS




                              LARGE CAP VALUE FUND

                              SMALL CAP VALUE FUND

                                  BALANCED FUND

                            INTERNATIONAL VALUE FUND






                                   Prospectus
                                  July 31, 2003















These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                                                      PROSPECTUS
                                                                   July 31, 2003
                              DEAN FAMILY OF FUNDS
                              2480 Kettering Tower
                               Dayton, Ohio 45423


The Dean Family of Funds (the "Trust") currently offers four separate series of shares to investors: the Large Cap Value Fund, the Small Cap Value Fund, the Balanced Fund and the International Value Fund (individually a "Fund" and collectively the "Funds").

The Large Cap Value Fund seeks to provide capital appreciation and dividend income over the long-term by investing primarily in the common stocks of large companies.

The Small Cap Value Fund seeks to provide capital appreciation by investing primarily in the common stocks of small companies.

The Balanced Fund seeks to preserve capital while producing a high total return by allocating its assets among equity securities, fixed-income securities and money market instruments.

The International Value Fund seeks to provide long-term capital growth by investing primarily in the common stocks of foreign companies.

                                TABLE OF CONTENTS
                                                                          PAGE


Risk/Return Summary..........................................................3
Expense Information..........................................................9
Investment Objectives, Principal Investment Strategies
  and Related Risks .........................................................11
Buying Fund Shares  .........................................................18
Distribution Plans...........................................................24
Redeeming Your Shares .......................................................25
Exchange Privilege  .........................................................27
Dividends and Distributions .................................................28
Taxes  ......................................................................29
Operation of the Funds ......................................................29
Calculation of Share Price and Public Offering Price.........................31
Financial Highlights.........................................................32
Privacy Policy ..............................................................40


For Information or Assistance in Opening An Account, Please Call:
Nationwide (Toll-Free) . . . . . . . . . . . . . . . 888-899-8343
-----------------------------------------------------------------
dean/prospect.doc

RISK/RETURN SUMMARY

What are the Funds' investment objectives?

The Large Cap Value Fund seeks to provide capital appreciation and dividend income over the long-term by investing primarily in the common stocks of large companies.

The Small Cap Value Fund seeks to provide capital appreciation by investing primarily in the common stocks of small companies.

The Balanced Fund seeks to preserve capital while producing a high total return by allocating its assets among equity securities, fixed-income securities and money market instruments.

The International Value Fund seeks to provide long-term capital growth by investing primarily in the common stocks of foreign companies.

What are the Funds' principal investment strategies?

Dean Investment Associates uses a disciplined, prudent "value" approach to equity management that attempts to provide superior capital appreciation on a risk-adjusted basis by investing in equities that are out-of-favor, neglected or misunderstood. The goal is to choose those equities that appear to have the greatest margin of safety. Great emphasis is placed on purchasing stocks that have lower than market multiples of price to earnings, book value, cash flow and revenues and/or high dividend yield.

Large Cap Value Fund

The Large Cap Value Fund invests primarily in the common stocks of large companies, specifically companies that have a market capitalization of greater than $5 billion at the time of investment.

Normally, the Fund will invest at least 80% of its assets in common stocks or securities convertible into common stocks of large companies.

Small Cap Value Fund

The Small Cap Value Fund invests primarily in the common stocks of small companies, those companies with a market capitalization of $2 billion or less at the time of investment.

Normally, the Fund will invest at least 80% of its assets in common stocks or securities convertible into common stocks of small companies. However, the Fund may invest a portion of its assets in common stocks of larger companies.

The Balanced Fund

The Balanced Fund attempts to achieve growth of capital through its investments in equity securities. The Fund attempts to earn current income and at the same time achieve moderate growth of capital and/or reduce fluctuation in the net asset value of its shares by investing a portion of its assets in fixed-income securities. The Fund also attempts to earn current income and reduce fluctuation in the net asset value of its shares by investing a portion of its assets in money market instruments.

The asset mix of the Fund will normally range between 40%-75% in common stocks and securities convertible into common stocks, and 25%-60% in preferred stocks, bonds and money market instruments.

International Value Fund

The International Value Fund invests primarily in the common stocks of foreign companies. Generally, the stocks purchased by the Fund are issued by companies located in the United Kingdom, Continental Europe and the Pacific Basin, including Japan, Singapore, Malaysia, Hong Kong and Australia.

Normally, the Fund will invest at least 65% of its total assets in the common stocks of foreign companies and securities convertible into the common stocks of foreign companies.

What are the principal risks of investing in the Funds?

Equity and fixed-income securities are subject to inherent market risks and fluctuations in value due to changes in earnings, economic conditions, quality ratings and other factors beyond the control of Dean Investment Associates and Newton Capital Management Ltd. ("Newton"), the sub-advisor of the International Value Fund. Fixed-income securities and equities to a lesser extent are also subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, i.e., all fixed-income securities experiencing appreciation when interest rates decline and depreciation when interest rates rise. As a result, there is a risk that you may lose money by investing in the Funds.

Preferred stocks, bonds and fixed-income securities rated Baa or BBB have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest or to pay the preferred stock obligations than is the case with higher grade securities.

Investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of domestic issuers. In addition to credit and market risk, investments in foreign securities involve sovereign risk, which includes local political and economic developments, potential nationalization, withholding taxes on dividend or interest payments and currency blockage. Foreign companies may have less public or less reliable information available about them and may be subject to less governmental regulation than U.S. companies.

Securities of foreign companies may be less liquid or more volatile than securities of U.S. companies.

The Small Cap Value Fund will typically invest a substantial portion of its assets in small companies, which may be less liquid and more volatile than investments in larger companies.

Because the Balanced Fund intends to allocate its assets among equity securities, fixed-income securities and money market instruments, it may not be able to achieve, at times, a total return as high as that of a portfolio with complete freedom to invest its assets entirely in any one type of security. The degree of risk of investing in the Balanced Fund depends upon the ability of Dean Investment Associates to correctly anticipate the relative performance and risk of equity securities, fixed-income securities and money market instruments. Historical evidence indicates that correctly timing portfolio allocations among these asset classes has been an extremely difficult investment strategy to implement successfully.

An  investment  in the Funds is not a deposit  of a bank and is not  insured  or
guaranteed  by  the  Federal   Deposit   Insurance   Corporation  or  any  other
governmental agency.

Performance Summary

The bar charts and performance tables shown below provide an indication of the risks of investing in the Funds.

The bar charts show each Fund's annual total returns for each full calendar year since inception. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown.

The accompanying tables show each Fund's average annual total return for one and five years and since its inception and compares those returns with the performance of a broad-based securities market index.

How the Funds have performed in the past, before and after taxes, is not necessarily an indication of how the Funds will perform in the future.

Large Cap Value Fund - Class A Shares


[OBJECT OMITTED]
Total Returns for the Calender Year Ended December 31 1998, 1999, 2000, 2001, 2002 were 1.40%, -2.43%, 8.16%, 10.86%, and -36.98%


During the period shown in the bar chart, the highest return for a quarter was 17.98% during the quarter ended December 31, 2001 and the lowest return for a quarter was -24.91% during the quarter ended September 30, 2002.

The calendar year-to-date return for the Fund's Class A shares through June 30, 2003 is 15.30%.


Small Cap Value Fund - Class A Shares


[OBJECT OMITTED]
Total Returns for the Calender Year Ended December 31, 1998, 1999, 2000, 2001, and 2002 were -5.02%, -12.39%, 16.19%, 20.23%, and -13.54%.

During the period shown in the bar chart, the highest return for a quarter was 18.88% during the quarter ended December 31, 2001 and the lowest return for a quarter was -27.23% during the quarter ended September 30, 2002.



The calendar year-to-date return for the Fund's Class A shares through June 30, 2003 is 11.89%.


Balanced Fund - Class A Shares


[OBJECT OMITTED]
The Total Return for the Calender Year Ended December 31 1998, 1999, 2000, 2001, and 2002 were 6.19%, -5.70%, 9.69%, 5.94% and -27.36.

During the period shown in the bar chart, the highest return for a quarter was 12.32% during the quarter ended December 31, 2001 and the lowest return for a quarter was -16.23% during the quarter ended September 30, 2002.

The calendar year-to-date return for the Fund's Class A shares through June 30, 2003 is 14.05%.

International Value Fund - Class A Shares


[OBJECT OMITTED] Total Return for the Calender Year Ended December 31, 1998, 1999, 2000, 2001, and 2002 were 20.28%, 59.78%, -17.54%, -20.12%, and -16.85%.

During the period shown in the bar chart, the highest return for a quarter was 43.27% during the quarter ended December 31, 1999 and the lowest return for a quarter was -20.07% during the quarter ended September 30, 2002.


The calendar year-to-date return for the Fund's Class A shares through June 30, 2003 is 11.33%.

Average Annual Total Returns for
Periods Ended December 31, 2002


                                                                             Since         Inception
                                                   One Year     5 Years      Inception        Date



Large Cap Value Fund - Class A
         Return Before Taxes                       -40.29%       -6.67%       -4.11%     May 28, 1997
         Return After Taxes on Distributions       -41.04%       -7.71%       -5.07%
         Return After Taxes on Distributions
                  And Sale of Fund Shares          -24.51%       -5.29%       -3.37%
Russell 1000 Index(1)                              -21.65%       -0.79%        2.26%


Russell 1000 Value Index(1)                        -15.52%        1.16%        4.49%


Large Cap Value Fund - Class C
         Return Before Taxes                       -37.89%       -6.52%       -5.70%    August 19, 1997
         Return After Taxes on Distributions       -38.09%       -7.37%       -6.60%
         Return After Taxes on Distributions
                  And Sale of Fund Shares          -23.44%       -5.14%       -4.54%
Russell 1000 Index(1)                              -21.65%       -0.79%        0.58%
Russell 1000 Value Index(1)                        -15.52%        1.16%        2.71%


Small Cap Value Fund - Class A
         Return Before Taxes                       -18.06%       -0.98%        2.40%     May 28, 1997
         Return After Taxes on Distributions       -18.21%       -1.72%        1.48%
         Return After Taxes on Distributions
                  And Sale of Fund Shares          -10.91%       -1.07%        1.52%
Russell 2000 Index(2)                              -20.48%       -1.36%        1.55%
Russell 2000 Value Index(2)                        -11.42%        2.71%        6.06%



Small Cap Value Fund - Class C
         Return Before Taxes                       -14.80%        -0.45%       1.19%    August 1, 1997
         Return After Taxes on Distributions       -14.02%        -1.09%       0.30%
         Return After Taxes on Distributions
                  And Sale of Fund Shares           -9.32%        -0.64%        0.57%
Russell 2000 Index(2)                              -20.48%        -1.36%       -0.16%
Russell 2000 Value Index(2)                        -11.42%         2.71%        4.37%

Balanced Fund - Class A
         Return Before Taxes                       -31.16%        -4.37%       -2.31%    May 28, 1997
         Return After Taxes on Distributions       -32.99%        -6.02%       -3.79%
         Return After Taxes on Distributions
                  And Sale of Fund Shares          -18.65%        -3.86%       -2.28%
Russell 1000 Index(1)                              -21.65%        -0.79%        2.28%
Lehman Brothers Intermediate
Government/Corporate Bond Index(3)                   9.82%         1.86%       12.77%

Balanced Fund - Class C
         Return Before Taxes                       -28.28%        -4.17%       -3.54%    August 1,1997
         Return After Taxes on Distributions       -29.58%        -5.64%       -5.00%
         Return After Taxes on Distributions
                  And Sale of Fund Shares          -17.26%        -3.62%       -3.15%
Russell 1000 Index(1)                              -21.65%        -0.79%        0.22%

Lehman Brothers Intermediate
Government/Corporate Bond Index(3)                  9.82%          1.86%       12.06%

International Value Fund - Class A
         Return Before Taxes                      -21.22%          0.24%        0.48%    October 13,1997
         Return After Taxes on Distributions      -21.22%         -2.29%       -1.72%
         Return After Taxes on Distributions
                  And Sale of Fund Shares         -12.92%         -0.38%       -0.13%
Morgan Stanley Europe, Australia                  -14.80%         -3.70%       -5.01%
and Far East Index(4)



International Value Fund - Class C
Return Before Taxes                               -18.54%          0.67%        1.10%    November 6, 1997
         Return After Taxes on Distributions      -17.71%         -1.57%       -1.08%
         Return After Taxes on Distributions
                  And Sale of Fund Shares         -11.68%          0.02%        0.37%
Morgan Stanley Europe, Australia                  -14.80%         -3.70%       -3.80%
and Far East Index(4)



(1) The Russell 1000 Index is an unmanaged index comprised of the 1,000 largest U.S. domiciled publicly-traded common stocks in the Russell 3000 Index (an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by total market capitalization representing approximately 98% of the U.S. publicly-traded equity market.) The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The index does not reflect deductions for fees, expenses or taxes.

(2) The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks in the Russell 3000 Index. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index does not reflect deductions for fees, expenses or taxes.

(3) The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index generally representative of intermediate term bonds. The index does not reflect deductions for fees, expenses or taxes.

(4) The Morgan Stanley Europe, Australia and Far East Index is an unmanaged index which tracks the market performance of small, medium and large capitalization companies in Europe, Australia and the Far East. The index does not reflect deductions for fees, expenses or taxes.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

EXPENSE INFORMATION

This table describes the fees and expenses that you would pay if you buy and hold shares of the Funds.

Shareholder Fees (fees paid directly from your investment)

                                                                Class A         Class C
                                                                Shares           Shares


Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of the offering price)                         5.25%            None
Maximum Deferred Sales Charge (Load)
(as a percentage of the lower of offering price at the time     None*            1.00%
of purchase or the redemption price)
Maximum Sales Charge (Load) Imposed on
     Reinvested Dividends                                       None             None
Exchange Fee                                                    None             None
Redemption Fee                                                  None**           None**


*There is no front-end sales load on purchases of $500,000 or more of Fund shares or on purchases of Fund shares by a qualified retirement plan with more than 100 participants, but the Funds may impose a contingent deferred sales load of up to 1.00% when these shares are redeemed within 12 months of purchase and the Underwriter has paid a commission to a participating unaffiliated dealer. **A wire transfer fee is charged in the case of redemptions made by wire.


Annual Fund Operating Expenses as of March 31, 2003 (expenses that are deducted from Fund assets)


                                            LARGE CAP                           SMALL CAP
                                           VALUE FUND                          VALUE FUND
                                           ----------                          ----------
                                     Class A          Class C            Class A         Class C
                                     Shares            Shares            Shares          Shares
                                     -------           -------           -------         -------


Management Fees                      1.00%             1.00%               1.00%           1.00%
Distribution and Service             0.00%             0.00%               0.00%           0.00%
(12b-1) Fees(A)
Other Expenses                       1.31%              1.65%              1.01%           1.19%

Total Annual Fund                    2.31%              2.65%              2.01%           2.19%

 Operating Expenses
Fee Waiver and Expense               0.46%              0.05%              0.16%           0.00%

 Reimbursement(B)
Net Expenses(B)                      1.85%              2.60%               1.85%           2.19%



                                                                               INTERNATIONAL
                                                BALANCED FUND                    VALUE FUND
                                                -------------                    ----------
                                         Class A           Class C       Class A          Class C
                                          Shares            Shares       Shares           Shares
                                          -------           -------      -------         --------


Management Fees                            1.00%              1.00%        1.25%            1.25%
Distribution and Service                   0.00%              0.00%        0.00%            0.00%
(12b-1) Fees (A)
Other Expenses                             1.21%              1.35%        1.82%            1.98%

Total Annual Fund                          2.21%              2.35%        3.07%            3.23%



 Operating Expenses
Fee Waiver and Expense                     0.36%              0.00%        0.97%            0.38%



 Reimbursement(B)
Net Expenses(B)                            1.85%              2.35%        2.10%            2.85%



(A) Each Fund may incur distribution (12b-1) fees of up to .25% per year of its average daily net assets allocable to Class A shares and distribution and service (12b-1) fees of up to 1.00% per year of its average daily net assets allocable to Class C shares.


(B) Pursuant to a written contract, Dean Investment Associates has agreed to waive a portion of its advisory fee and/or reimburse certain expenses of each Fund in order to limit "Total Annual Fund Operating Expenses" to 1.85% for Class A shares and 2.60% for Class C shares of the Large Cap Value Fund, the Small Cap Value Fund and the Balanced Fund and 2.10% for Class A shares and 2.85% for Class C shares of the International Value Fund. Dean Investment Associates has agreed to maintain these expense limitations through March 31, 2004.

Example

This Example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds.


The cost of investing in each Fund for 1 year is based on the "Net Expenses" described in the table, which reflect fee waivers for the Funds during the fiscal year ended March 31, 2003. The cost of investing in each Fund for 3, 5 and 10 years is based on the Total Annual Fund Operating Expenses described in the table, which do not reflect any fee waivers.

The Example assumes that you invest $10,000 in each Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  Large Cap         Small Cap        Balanced          International
                  Value Fund        Value Fund       Fund              Value Fund

                  Class A   Class C Class A  Class C Class A  Class C  Class A  Class C
                  Shares    Shares  Shares   Shares  Shares   Shares   Shares   Shares


1  Year           $709     $273     $709    $230     $709    $247      $734     $299
3  Years          $1,189   $848     $1,126  $709     $1,168  $759      $1,367   $997
5  Years          $1,694   $1,450   1,569   $1,214   $1,653  $1,298    $2,024   $1,717
10 Years          $3,073   $3,073   $2,793  $2,600   $2,981  $2,769    $3,769   $3,621







INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Large Cap Value Fund and Small Cap Value Fund

Investment Objectives

The Large Cap Value Fund seeks to provide capital appreciation and dividend income over the long-term by investing primarily in the common stocks of large companies.

The Small Cap Value Fund seeks to provide capital appreciation by investing primarily in the common stocks of small companies.

Principal Investment Techniques and Strategies

Known primarily for its balanced approach to managing money, Dean Investment Associates strives to generate superior risk-adjusted returns over full market cycles. Dean Investment Associates has over 25 years experience in managing equities via the "value" approach. The "value" approach is a disciplined, prudent approach to equity management that attempts to provide superior capital appreciation on a risk-adjusted basis by investing in equities that are out-of-favor, neglected or misunderstood. The goal is to choose those equities that appear to have the greatest margin of safety. Great emphasis is placed on purchasing stocks that have lower than market multiples of price to earnings, book value, cash flow and revenues and/or high dividend yield.

Normally, at least 80% of the Large Cap Value Fund's assets will be invested in common stocks of large companies or securities convertible into common stocks of large companies (such as convertible bonds, convertible preferred stocks and warrants). Shareholders will be provided with at least 60 days' prior notice of any change in this policy. A "large company" is one that has a market capitalization of greater than $5 billion at the time of investment. Assets means net assets, plus the amount of any borrowings for investment purposes.

Normally, the Small Cap Value Fund will invest at least 80% of its assets in common stocks of small companies or securities convertible into common stocks of small companies (such as convertible bonds, convertible preferred stocks and warrants). Shareholders will be provided with at least 60 days' prior notice of any change in this policy. A "small company" is one that has a market capitalization of $2 billion or less at the time of investment. However, the Fund may invest a portion of its assets in common stocks of larger companies. Assets means net assets, plus the amount of any borrowings for investment purposes.

Balanced Fund

Investment Objective

The Balanced Fund seeks to preserve capital while producing a high total return by allocating its assets among equity securities, fixed-income securities and money market instruments.

Principal Investment Techniques and Strategies


Normally, the asset mix of the Balanced Fund will range between 40%-75% in common stocks and securities convertible into common stocks, and 25%-60% in preferred stocks, bonds and money market instruments. Moderate shifts between asset classes are made in an attempt to maximize returns or reduce risk.


The Fund attempts to achieve growth of capital through its investments in equity securities. The equity securities that the Fund may purchase consist of common stocks or securities having characteristics of common stocks (such as convertible preferred stocks, convertible debt securities or warrants) of domestic issuers. The equity selection approach of the Fund can best be described in the vernacular of the investment business as a "value" orientation. That is, great emphasis is placed on purchasing stocks that have lower than market multiples of price to earnings, book value, cash flow and revenues and/or high dividend yield.

The Fund attempts to earn current income and at the same time achieve moderate growth of capital and/or reduce fluctuation in the net asset value of its shares by investing a portion of its assets in fixed-income securities. The fixed-income securities that the Fund may purchase include U.S. Government obligations and corporate debt securities (such as bonds and debentures) maturing in more than one year from the date of purchase and preferred stocks of domestic issuers. Corporate debt securities and preferred stock purchased by the Fund will be rated at the time of purchase in the four highest grades (Aaa, Aa, A or Baa) assigned by Moody's Investors Service, Inc. ("Moody's") or the four highest grades (AAA, AA, A or BBB) assigned by Standard & Poor's Ratings Group ("S&P") or will be determined by Dean Investment Associates to be of comparable quality if unrated.

The Fund also attempts to earn current income and reduce fluctuation in the net asset value of its shares by investing a portion of its assets in money market instruments. The money market instruments that the Fund may purchase consist of short-term (i.e., maturing in one year or less from the date of purchase) dollar-denominated debt obligations which (1) are U.S. Government obligations,
(2) are issued by domestic banks, or (3) are issued by domestic corporations. Debt obligations issued by domestic banks or corporations and purchased by the Fund will be rated at least Prime-2 by Moody's or A-2 by S&P, will have an outstanding issue of debt securities rated at least A by Moody's or S&P, or will be of comparable quality in the opinion of Dean Investment Associates. Money market instruments also include repurchase agreements collateralized by U.S. Government obligations and shares of money market funds.

International Value Fund

Investment Objective

The International Value Fund seeks to provide long-term capital growth by investing primarily in the common stocks of foreign companies.

Principal Investment Techniques and Strategies

Normally, at least 65% of the Fund's total assets will be invested in the common stocks of foreign companies and securities convertible into the common stocks of foreign companies (such as convertible bonds, convertible preferred stocks and warrants). Generally, the stocks purchased by the Fund are issued by companies located in the United Kingdom, Continental Europe and the Pacific Basin, including Japan, Singapore, Malaysia, Hong Kong and Australia. Under normal market conditions, investments will be made in a minimum of three countries other than the United States.

Dean Investment Associates has retained Newton to manage the investments of the International Value Fund. Individual stock selection decisions are based upon Newton's assessment of value based on fundamental research. Fundamental research includes a review of capitalization and valuation measures. Stocks are chosen that Newton believes sell at a discount to the company's true economic value. The stock selection process includes a review of enterprise value to sales, price/earnings relative to the local market, dividend coverage, dividend yield relative to the local market, and price to free cash flow. Preference is given to companies with strong balance sheets and histories of consistent profitability. This strategic framework guides the managers towards the sectors and company characteristics that they believe will lead to future out-performance of the Europe, Australia and Far East Index compiled by Morgan Stanley Capital International.

Over the longer term, stocks are selected that Newton expects to deliver superior earnings and dividend growth. This will often reflect the company's market position and pricing power. Newton looks for either a dominant position in a competitive market or a well protected niche. The goal is to be able to invest in these companies at valuation levels that do not reflect their future prospects so a wider view is used when analyzing a company's potential. Response to different phases of the market and economic cycle may be made, for instance, through varying the Fund's exposure to more cyclical companies ahead of an expected economic recovery. Other, more specific criteria may also generate some stock selection decisions.

When Newton believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may attempt to hedge or cross-hedge some portion or all of this anticipated risk by entering into a forward foreign currency exchange contract to sell an amount of foreign currency approximating the value of some or all of the Fund's portfolio obligations denominated in such foreign currency. (A cross-hedge occurs when forward foreign currency exchange contracts are executed for a currency that has a high correlation with the currency that is being hedged.) It may also enter into such contracts to protect against loss between trade and settlement dates resulting from changes in foreign currency exchange rates. Such contracts will also have the effect of limiting any gains to the Fund between trade and settlement dates resulting from changes in such rates.

Investment Techniques and Strategies Applicable to All Funds

Preferred Stocks and Bonds. Each Fund may invest in preferred stocks and bonds provided they are rated at the time of purchase in the four highest grades assigned by Moody's (Aaa, Aa, A or Baa) or S&P (AAA, AA, A or BBB) or are determined by its investment advisor to be of comparable quality if unrated. Subsequent to its purchase by the Fund, a security may cease to be rated or its rating may be reduced below Baa or BBB. Dean Investment Associates or Newton will consider such an event in its determination of whether the Fund should continue to hold such security.

Foreign Securities. Each Fund may invest in foreign companies through the purchase of sponsored American Depository Receipts (certificates of ownership issued by an American bank or trust company as a convenience to investors in lieu of the underlying shares which it holds in custody) or other securities of foreign issuers that are publicly traded in the United States. When selecting foreign investments for the Large Cap Value Fund, the Small Cap Value Fund, or the Balanced Fund, Dean Investment Associates will seek to invest in securities that have investment characteristics and qualities comparable to the kinds of domestic securities in which the Fund invests.

Real Estate Securities. The Funds may not invest in real estate (including limited partnership interests), but may invest in readily marketable securities secured by real estate or interests in real estate or readily marketable securities issued by companies that invest in real estate or interests in real estate. The Funds may also invest in readily marketable interests in real estate investment trusts ("REITs"). REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity.

Commercial Paper. Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The Funds will invest in commercial paper only if it is rated within the 2 top ratings of either Moody's (Prime-1 or Prime-2) or S&P (A-1 or A-2), or which, in the opinion of the investment adviser, it is of equivalent investment quality. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding 7 days will be subject to each Fund's restriction on illiquid investments unless, in the judgment of the investment adviser, such note is liquid.

Temporary Defensive Position. When Dean Investment Associates, or with respect to the International Value Fund, Newton, believes substantial price risks exist for common stocks and securities convertible into common stocks because of uncertainties in the investment outlook or believes it is otherwise warranted, each Fund may temporarily hold for defensive purposes all or a portion of its assets in short-term obligations such as bank debt instruments (certificates of deposit, bankers' acceptances and time deposits), commercial paper, U.S. Government obligations having a maturity of less than one year, shares of money market funds or repurchase agreements collateralized by U.S. Government obligations. When and to the extent a Fund assumes such a temporary defensive position, it may not be able to pursue or achieve its investment objective.

Principal Investment Risks Applicable to All Funds

Market Risk and Interest Rate Risk. Investments in fixed-income and equity securities are subject to inherent market risks and fluctuations in value due to changes in earnings, economic conditions, quality ratings and other factors beyond the control of Dean Investment Associates and Newton. Fixed-income securities, and equity securities to a lesser extent, are also subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all such securities changing in price in the same way, i.e., experiencing appreciation when interest rates decline and depreciation when interest rates rise. As a result, the return and net asset value of each Fund will fluctuate.

Preferred Stocks and Bonds. Preferred stocks and bonds rated Baa or BBB have speculative characteristics and changes in economic conditions or other circumstances that have a negative impact on the issuer are more likely to lead to a weakened capacity to pay principal and interest or to pay the preferred stock obligations than is the case with higher grade securities.

Foreign Securities. Investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of domestic issuers. In addition to credit and market risk, investments in foreign securities involve sovereign risk, which includes fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in those countries.

There may be less publicly available information about a foreign company than about a U.S. company, and accounting, auditing and financial reporting standards and requirements may not be comparable. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs of investing in foreign securities markets are generally higher than in the U.S. and there is generally less governmental supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The Funds might have greater difficulty taking appropriate legal action in foreign courts. Depository receipts that are not sponsored by the issuer may be less liquid. Dividend and interest income from foreign securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the Fund or the investor.

Principal Investment Risks Applicable to the Small Cap Value Fund

Small Companies. The Small Cap Value Fund may invest a significant portion of its assets in small, unseasoned companies. While smaller companies generally have potential for rapid growth, they often involve higher risks because they lack the management experience, financial resources, product diversification and competitive strengths of larger corporations. In addition, in many instances, the securities of smaller companies are traded only over-the-counter or on a regional securities exchange and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time.

Principal Investment Risks Applicable to the Balanced Fund

Balanced Investment Strategy. Because the Balanced Fund intends to allocate its assets among equity securities and fixed-income securities, it may not be able to achieve, at times, a total return as high as that of a portfolio with complete freedom to invest its assets entirely in any one type of security. Likewise, because a portion of the Fund's portfolio will normally consist of fixed-income securities, the Fund may not achieve the degree of capital appreciation that a portfolio investing solely in equity securities might achieve. It should be noted that, although the Fund intends to invest in fixed-income securities to reduce the price volatility of the Fund's shares, intermediate and long-term fixed-income securities do fluctuate in value more than money market instruments.

Investors should be aware that the investment results of the Balanced Fund depend upon the ability of Dean Investment Associates to correctly anticipate the relative performance and risk of equity securities and fixed-income securities. Historical evidence indicates that correctly timing portfolio allocations among these asset classes has been an extremely difficult investment strategy to implement successfully. There can be no assurance that Dean Investment Associates will correctly anticipate relative asset class performance in the future on a consistent basis. Investment results would suffer, for example, if only a small portion of the Fund's assets were invested in stocks during a significant stock market advance or if a major portion of its assets were invested in stocks during a major decline.

Principal Investment Risks Applicable to the International Value Fund

Foreign Currencies. The International Value Fund may hold investments that are denominated in a currency other than the U.S. dollar. These investments are subject to the risk that the value of a particular currency will change in relation to one or more other currencies including the U.S. dollar. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. The International Fund may try to hedge these risks by investing in foreign currencies, currency futures contracts and options thereon, forward foreign currency exchange contracts, or any combination thereof, but there can be no assurance that such strategies will be effective.

Emerging Markets. The risks of foreign investing are of greater concern in the case of investments in emerging markets, which may exhibit greater price volatility and have less liquidity. Furthermore, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures applied internally or imposed by the countries with which they trade. These emerging market economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The International Value Fund presently intends to limit its investments in emerging market countries to no more than 10% of its net assets. The Large Cap Value Fund, the Small Cap Value Fund and the Balanced Fund will not invest in emerging market countries.

----------------------------------------------------------------------- ---------------------------------------------------
                           Account Options                                                    Minimum Investment
                                                                                                     Requirements


                                                                                               Initial     Additional
Regular Accounts
                                                                                                $1,000    None

Tax-Deferred Retirement Plans

Traditional IRA
Assets grow tax-deferred and contributions may be deductible.                                   Initial     Additional
                                                                                                -------     ----------
Withdrawals and distributions are taxable in the year made.                      Tax-Deferred    $250        None

Roth IRA Retirement Plans An IRA with tax-free growth of assets and distributions, if certain conditions are met. Contributions are not deductible.

Education IRA
An IRA with tax-free growth of assets and tax-free withdrawals for qualified higher education expenses. Contributions are not deductible.

IRA stands for "Individual Retirement Account." IRAs are special types of accounts that offer different tax advantages. You should consult your tax professional to help decide which is right for you.

You may also open accounts for:
-        Keogh Plans for self-employed individuals
- Qualified pension and profit-sharing plans for employees, including those profit-sharing plans with a 401(k) provision
- 403(b)(7) custodial accounts for employees of public school systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Internal Revenue Code

Automatic Investment Plan

You may make automatic monthly investments in the Funds from your bank, savings and loan or other depository institution account on
either the 15th or the last business day of the month or both.  The                                   Initial      Additional
                                                                                                      -------      ----------
Funds pay the costs associated with these transfers, but reserve the                Regular Accounts    $50          $50
right, upon 30 days' written notice, to make reasonable charges for
this service.                                                                       Tax-Deferred
                                                                                    Retirement Plans    $50          $50


----------------------------------------------------------------------- ---------------------------------------------------
----------------------------------------------------------------------- ---------------------------------------------------
Direct Deposit Plans

You may purchase shares of the Funds through direct deposit plans offered by certain employers and government agencies. These plans enable you to have all or a portion of your payroll or social security checks transferred automatically to purchase shares of the Funds.

----------------------------------------------------------------------- ---------------------------------------------------

BUYING FUND SHARES




Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. Therefore, when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information. You may open an account with the Funds by investing the minimum amount required for the type of account you open. You may invest additional amounts in an existing account at any time. Account options and minimum investment amounts are detailed below.


Opening a New Account Directly with the Funds. To open an account with us, please follow the steps outlined below.

1. Complete the enclosed Account Application. Be sure to indicate the Fund(s) and type of account(s) you wish to open, the amount of money you wish to invest, and which class of shares you wish to purchase. If you do not indicate which class of shares you wish to purchase, we will invest your money in Class A shares.


2. Write a check for your initial investment to "Dean Family of Funds." The address shown on the check should be the same as the address in the application. Mail your completed Account Application and your check to the following address:


                              Dean Family of Funds
                         c/o Unified Fund Services, Inc.
                                  P.O. Box 6110
                        Indianapolis, Indiana 46206-6110

Opening a New Account through a Broker Dealer. You may also open an account through a broker-dealer that has a sales agreement with the Trust's principal underwriter, 2480 Securities LLC (the "Underwriter"). Since your broker-dealer may charge you fees other than those described in this Prospectus for his or her services, you should ask your broker-dealer about fees before investing.


Adding to Your Account. You may make additional purchases for your account at any time. These purchases may be made by mail, by wire transfer or by contacting your broker-dealer. (Ask your broker-dealer about any fees for his or her services.) Use the address above for additional purchases by mail. Call our transfer agent, Unified Fund Services, Inc. (the "Transfer Agent"), at 888-899-8343 for wiring instructions. Your additional purchase requests must contain your name and account number to permit proper crediting.


Miscellaneous. In connection with all purchases of Fund shares, we observe the following policies and procedures:


o We price direct purchases based on the next public offering price (net asset value plus applicable sales load) or net asset value ("NAV") calculated after your order is received. Direct purchase orders received by the Transfer Agent by the close of the regular session of trading on the New York Stock Exchange on any business day, generally 4:00 p.m., Eastern time, are effected at that day's public offering price or NAV.
o Purchase orders received by broker-dealers before the close of trading of the regular session on the New York Stock Exchange on any business day and transmitted to the Transfer Agent by 5:00 p.m., Eastern time, that day are effected at that day's public offering price or NAV.

o We do not accept cash, travelers checks or money orders for any investments. We normally do not accept third party checks or counter checks.
o We may open accounts for less than the minimum investment or change minimum investment requirements at any time.
o We may refuse to accept any purchase request for any reason or no reason.
o We mail you confirmations of all your purchases or redemptions of Fund shares.
o        Certificates representing shares are not issued.
o If your order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Funds or the Transfer Agent in connection with the transaction.
o There is no fee for purchases made by wire, but we may charge you for this service upon 30 days' prior notice.


Choosing a Share Class

The Funds offers two classes of shares: Class A shares and Class C shares. These Classes, which represent interests in the same portfolio of investments and have the same rights, differ primarily in sales loads and expenses to which they are subject. Before choosing a Class, you should consider the following factors, as well as any other relevant facts and circumstances.


The decision as to which Class of shares is more beneficial to you depends on the amount and intended length of your investment.
o You should consider Class A shares if you prefer to pay an initial sales load. In addition, Class A shares are subject to lower ongoing expenses than are Class C shares over the term of the investment.
o As an alternative, Class C shares are sold without any initial sales load so the entire purchase price is immediately invested in the Fund. Any investment return on these investments may partially or wholly offset the higher annual expenses; however, because a Fund's future return cannot be predicted, there can be no assurance that this would be the case.


You should also consider the effect of any contingent deferred sales load and Rule 12b-1 fees in the context of your investment timeline.
o Class C shares and certain Class A shares, such as Class A shares purchased without an initial sales load, are subject to a 1.00% contingent deferred sales load if redeemed within one year of purchase.
o Class C shares are also subject to a 1.00% annual 12b-1 fee, while Class A shares are subject to only a .25% annual 12b-1 fee.
  Please note that Class C shares will automatically convert to Class A shares after approximately 6 years.


If you are investing $500,000 or more, it is generally more beneficial for you to buy Class A Shares because there is no front-end sales load and the annual expenses of Class A Shares are lower. Therefore, any purchase of $500,000 or more is automatically invested in Class A Shares.


Set forth below is a chart comparing the sales loads and 12b-1 fees applicable to each Class of shares:

CLASS         SALES LOAD                                   12b-1 FEE
----------------------------------------------------------------

A                 Maximum 5.54% initial                       0.25%
                  sales load (as a percentage of
                  net asset value)

                  The sales load is reduced for purchases
                  of $25,000 and over.

                  Shares sold without an
                  initial sales load are generally
                  subject to a 1.00% contingent
                  deferred sales load during first
                  year.
----------------------------------------------------------------

C                 1.00% contingent deferred                   1.00%
                  sales load during first year
----------------------------------------------------------------



Front-End Sales Load for Purchases of Class A Shares.
The following table illustrates the initial sales load breakpoints for the purchase of Class A shares:


                                    Sales Load as % of:                Dealer
                                    Public           Net               Reallowance
                                    Offering         Asset             as % of Public
Amount of Investment                Price            Value             Offering Price
--------------------                -----            -----             --------------
Less than $25,000                   5.25%            5.54%             4.75%
$25,000 but less than $50,000       4.50             4.71              4.00
$50,000 but less than $100,000      3.75             3.90              3.25
$100,000 but less than $250,000     3.00             3.09              2.50
$250,000 but less than $500,000     2.25             2.30              2.00
$500,000 or more*                   None             None              None


*There is no front-end sales load on purchases of $500,000 or more but a contingent deferred sales load of up to 1.00% may apply with respect to Class A shares if a commission is paid by the Underwriter to a participating unaffiliated dealer and the shares are redeemed within one year from the date of purchase.

Contingent Deferred Sales Load for Certain Purchases of Class A Shares. A contingent deferred sales load is imposed upon certain redemptions of Class A shares purchased at NAV (or shares into which such Class A shares were exchanged). The contingent deferred sales load is imposed if:

o the shareholder redeems the shares within one year from the date of purchase,
o the Underwriter paid a commission on the purchase of the shares to an unaffiliated dealer, and o the shareholder purchased the shares at NAV because:
        o the purchase totaled $500,000 or more or
        o the purchase was made by a qualified retirement plan with more than 100 participants.

The contingent deferred sales load will be paid to the Underwriter. It will equal the commission percentage paid by the Underwriter to the unaffiliated dealer times the lesser of (1) the net asset value at the time of purchase of the Class A shares being redeemed or (2) the net asset value of such Class A shares at the time of redemption. The commission percentage paid by the Underwriter to the unaffiliated dealer will be 1.00%, 0.75% or 0.50%, depending on the amount of purchase.

If a purchase of Class A shares is subject to the contingent deferred sales load, the confirmation you receive for such purchase will indicate that a contingent deferred sales load may be applicable.

Redemptions of such Class A shares of the Fund held for at least one year will not be subject to the contingent deferred sales load. An exchange of such Class A shares into another Dean Fund will not trigger the imposition of the contingent deferred sales load at the time of such exchange. The Fund will "tack" the period for which such Class A shares were held onto the holding period of the acquired shares for purposes of determining if a contingent deferred sales load is applicable in the event that the acquired shares are redeemed following the exchange; however, the period of time that the redemption proceeds of such Class A shares are held in a money market fund will not count toward the holding period for determining whether a contingent deferred sales load is applicable. See "Exchange Privilege".


Reduced Sales Load for Class A Shares. You may use the Right of Accumulation to combine the cost or current NAV (whichever is higher) of your existing Class A shares of a Fund with the amount of any current purchases in order to take advantage of the reduced sales loads set forth in the table above. Purchases made pursuant to a Letter of Intent may also be eligible for the reduced sales loads. The minimum initial investment under a Letter of Intent is $10,000. You should contact the Transfer Agent for information about the Right of Accumulation and Letter of Intent.

Purchases of Class A Shares at Net Asset Value. Banks, bank trust departments and savings and loan associations, in their fiduciary capacity or for their own accounts, may purchase Class A shares of a Fund at NAV. To the extent permitted by regulatory authorities, a bank trust department may charge fees to clients for whose account it purchases shares at NAV. Federal and state credit unions may also purchase Class A shares at NAV.



In addition, Class A shares of a Fund may be purchased at NAV by:
o Broker-dealers who have a sales agreement with the Underwriter and their registered personnel and employees, including members of the immediate families of such registered personnel and employees.
o Clients of investment advisers and financial planners if their investment adviser or financial planner has made appropriate arrangements with the Trust and the Underwriter. The investment adviser or financial planner must notify the Transfer Agent that an investment qualifies as a purchase at NAV.
o Organizations that qualify under section 501(c)(3) of the Internal Revenue Code as exempt from Federal income taxes, their employees, alumni and benefactors, and family members of such individuals.
o Qualified retirement plans with greater than 100 participants whose broker of record is not affiliated with the Adviser or the Underwriter and has made appropriate arrangements with the Trust.
o Trustees, directors, officers and employees of the Trust, Dean Investment Associates, the Underwriter or the Transfer Agent, including members of the immediate families of such individuals and employee benefit plans established by such entities.

Shares of the Funds are sold to these persons at NAV because the Underwriter expends minimal sales resources in connection with these sales.

Class C Shares. Class C shares are sold at NAV without an initial sales load so that the full amount of your purchase payment may be immediately invested in a Fund. A contingent deferred sales load of 1.00% of the offering price at the time of purchase or the redemption value, whichever is lower, will be imposed on redemptions of Class C shares made within one year of their purchase. A contingent deferred sales load will not be imposed upon redemptions of Class C shares held for at least one year. Class C shares are subject to an annual 12b-1 fee of up to 1.00% of the Fund's average daily net assets allocable to Class C shares. The Underwriter intends to pay a commission of 1.00% of the purchase amount to your broker at the time you purchase Class C shares.

Conversion of Class C Shares to Class A Shares. Class C shares will convert automatically to Class A shares, based on the relative NAVs of the shares on the conversion date, approximately 6 years after the date of your original purchase of the Class C shares. Class C shares that you have acquired through automatic reinvestment of dividends and distributions will be converted in proportion to the total number of Class C shares you have purchased and own.

Additional Information about Contingent Deferred Sales Loads for Class A and Class C Shares. The contingent deferred sales load for Class A and Class C shares is waived for any partial or complete redemption following death or disability (as defined in the Internal Revenue Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Underwriter may require documentation prior to waiver of the load, including death certificates or physicians' certificates.


The contingent deferred sales load is also waived for any partial or complete redemption of shares purchased by qualified retirement plans where the broker of record and the Underwriter have agreed to such waiver.

All sales loads imposed on redemptions are paid to the Underwriter. In determining whether the contingent deferred sales load is payable under each Class of shares, it is assumed that shares not subject to the contingent deferred sales load are the first redeemed followed by other shares held for the longest period of time. The contingent deferred sales load will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. In determining whether an amount is available for redemption without incurring a deferred sales load, the purchase payments made for all Class C shares in your account are aggregated.

The following example will illustrate the operation of the contingent deferred sales load. Assume that you open an account and purchase 1,000 shares at $10 per share and that six months later the NAV per share is $12 and, during such time, you have acquired 50 additional shares through reinvestment of distributions. If at such time you should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the load because of dividend reinvestment. With respect to the remaining 400 shares, the load is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $4,000 of the $5,400 redemption proceeds will be charged the load. At the rate of 1.00%, the contingent deferred sales load would be $40.

DISTRIBUTION PLANS

Pursuant to Rule 12b-1 under the 1940 Act, the Funds have adopted two separate plans of distribution under which each class of shares of a Fund may directly incur or reimburse the Underwriter for certain expenses related to the distribution of its shares, including:

o payments to securities dealers and other persons, including the Underwriter and its affiliates, who are engaged in the sale of shares of the Fund and who may be advising investors regarding the purchase, sale or retention of Fund shares;
o expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent or the Trust;
o expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising;
o expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund;
o expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and
o any other expenses related to the distribution of each class of shares of the Fund.

The annual limitation for payment of expenses pursuant to the Class A Plan is ..25% of each Fund's average daily net assets allocable to Class A shares. The annual limitation for payment of expenses pursuant to the Class C Plan is 1.00% of each Fund's average daily net assets allocable to Class C shares.

The payments permitted by the Class C Plan fall into two categories. First, the Class C shares may directly incur or reimburse the Underwriter in an amount not to exceed .75% per year of each Fund's average daily net assets allocable to Class C shares for certain distribution-related expenses. The Class C Plan also provides for the payment of an account maintenance fee of up to .25% per year of each Fund's average daily net assets allocable to Class C shares, which may be paid to dealers based on the average value of Fund shares owned by clients of such dealers. The Underwriter may make payments to dealers and other persons in an amount up to .75% per year of the average value of Class C shares owned by their clients, in addition to the .25% account maintenance fee described above.

Because these fees are paid out of the Funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales loads.

In the event a Plan is terminated by the Trust in accordance with its terms, a Fund will not be required to make any payments for expenses previously covered by the Plan that are incurred after the date the Plan terminates.

OTHER PURCHASE INFORMATION


The Trust may limit the amount of purchases and refuse to sell to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Trust. If you are already a shareholder, the Trust can redeem shares from any identically registered account in the Trust as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Trust.

Checks must be made payable to the Trust. The Trust and its Transfer Agent reserve the right to refuse third party checks, cashier checks, counter checks, travelers checks, money orders, and credit card checks without proper identification. Signature guarantee stamps may be required on identification documentation. All documentation requiring a signature guarantee must utilize a New Technology Medallion stamp.



The Trust has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept purchase and sell orders on its behalf. The Trust is deemed to have received on order when the authorized person or designee accepts the order, and the order is processed at the NAV next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund's Transfer Agent.


REDEEMING YOUR SHARES

To redeem your shares, send a written request to our Transfer Agent, Unified Fund Services, with your name, account number and the amount you wish to redeem. You must sign your request exactly as your name appears on the Fund's account records. Mail your written redemption request to:

                              Dean Family of Funds
                         c/o Unified Fund Services, Inc.
                                  P.O. Box 6110
                        Indianapolis, Indiana 46206-6110

If you would like your redemption proceeds deposited free of charge directly into your account with a commercial bank or other depository institution via an Automated Clearing House (ACH) transaction, contact the Transfer Agent for more information.

We redeem shares based on the next NAV calculated after we receive a valid request for redemption, less any contingent deferred sales load due on the redeemed shares. Be sure to review "Buying Fund Shares" above to determine whether your redemption is subject to a contingent deferred sales load.

You may also place a wire redemption request through your broker-dealer to redeem your shares. The broker-dealer is responsible for ensuring that redemption requests are transmitted to us in proper form in a timely manner. The broker-dealer may charge you additional or different fees for redeeming shares than those described in this Prospectus. If you request a redemption by wire, you will be charged a processing fee. We reserve the right to change the processing fee upon 30 days' notice. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to your designated account.

-----------------------------------------------

A signature guarantee helps protect against fraud. You can obtain one from most banks or or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly. A signature guarantee is required for any redemption that is $25,000 or more, that is mailed to an address of record or that is requested within 30 days of a change in the name(s) or address on your account.
-----------------------------------------------

Additional Information About Accounts and Redemptions


Small Accounts. Due to the high costs of maintaining small accounts, we may ask that you increase your account balance if your account falls below $1,000 (or $250 for a retirement account). If you do not increase your account balance to $1,000 (or $250 for a retirement account) within 30 days of our request, we may close your account and send you the proceeds, less any applicable sales load.


Automatic Withdrawal Plan. If your account's value is at least $5,000, you may be eligible for our automatic withdrawal program that allows you to withdraw a fixed amount from your account each month, calendar quarter or year. Under the program, we send withdrawals to you or to another person you designate. Each withdrawal must be $50 or more, and you should note that a withdrawal involves a redemption of shares that may result in a gain or loss for federal income tax purposes. Please contact us for more information about the automatic withdrawal program.

Reinvestment Privilege. If you have redeemed shares of a Fund, you may reinvest all or part of the proceeds without any additional sales load. This reinvestment must occur within 90 days of the redemption and the privilege may only be exercised once per 12 months.

Miscellaneous. In connection with all redemptions of Fund shares, we observe the following policies and procedures:


o We may refuse any redemption request involving recently purchased shares until your check for the recently purchased shares has cleared. To eliminate this delay, you may purchase shares of a Fund by certified check or wire.
o We may delay mailing redemption proceeds for up to 7 days (most redemption proceeds are mailed within 3 days after receipt of a request).
o We may process any redemption request that exceeds $250,000 or 1% of a Fund's assets (whichever is less) by paying the redemption proceeds in portfolio securities rather than cash (typically referred to as "redemption in kind"). See the Statement of Additional Information for further discussion about redemption in kind.

EXCHANGE PRIVILEGE

You may exchange shares of the Funds for each other or for shares of other funds that have made appropriate arrangements with the Underwriter.

                                                                                 For Shares of Other Funds
        Shares of Dean Funds                    For Shares of             That Have Made Appropriate Arrangements
       That You May Exchange                  Other Dean Funds                      with the Underwriter
------------------------------------- ---------------------------------- -------------------------------------------
Class A shares of a Dean Fund that      Class A shares of any other Dean       o Class A shares of such other
are not subject to a contingent         Fund                                     funds that are not subject to a
deferred sales loadm                                                             contingent deferred sales load
                                                                               o Shares of such money market funds
...................................... .................................. ...........................................
Class A shares of a Dean Fund that      Shares of any other Dean Fund           Shares of such other funds that are
are subject to a contingent             that are subject to a contingent        subject to a contingent deferred sales
deferred sales load*                    deferred sales load                     load
...................................... .................................. ...........................................
Class C shares of a Dean Fund*          Shares of any other Dean Fund           Shares of such other funds that are
                                        that are subject to a contingent        subject to a contingent deferred sales
                                        deferred sales load                     load
...................................... .................................. ...........................................


*Exchanges involving Class A shares of a Dean Fund that are subject to a contingent deferred sales load and exchanges involving Class C shares of a Dean Fund will be made on the basis of relative net asset value per share.


A Fund will "tack" the period for which the shares being exchanged were held onto the holding period of the acquired shares for purposes of determining if a contingent deferred sales load is applicable in the event that the acquired shares are redeemed following the exchange. The period of time that shares are held in a money market fund will not count toward the holding period for determining whether a contingent deferred sales load is applicable.

Class C shares of a Fund, purchased by a qualified retirement plan whose broker of record is not affiliated with the Adviser or the Underwriter and that has made appropriate arrangements with the Fund, may be exchanged for Class A shares of a Fund on the earlier of the date that the value of such plan's assets first equals or exceeds $5 million or that is ten years after the date of the initial purchase of the shares to be exchanged.

You may request an exchange by sending a written request to the Transfer Agent. The request must be signed exactly as your name appears on the Trust's account records. Exchanges may also be requested by telephone. If you are unable to execute a transaction by telephone (for example during times of unusual market activity), you should consider requesting the exchange by mail or by visiting the Trust's offices at 2480 Kettering Tower, Dayton, Ohio 45423. An exchange will be effected at the next determined net asset value after receipt of your request by the Transfer Agent.

Exchanges may only be made for shares of funds then offered for sale in your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days' prior notice to shareholders. Before making an exchange, contact the Transfer Agent to obtain more information about exchanges.

DIVIDENDS AND DISTRIBUTIONS

The Large Cap Value Fund, the Balanced Fund and the International Value Fund each expects to distribute substantially all of its net investment income, if any, on a quarterly basis. The Small Cap Value Fund expects to distribute substantially all of its net investment income, if any, on an annual basis. Each Fund expects to distribute any net realized long-term capital gains at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains.

Distributions are paid according to one of the following options:

         Share Option - income distributions and capital gains distributions reinvested in additional shares.

         Income Option - income distributions and short-term capital gains distributions paid in cash; long-term capital gains distributions reinvested in additional shares.

         Cash Option                   income distributions and capital gains
                                       distributions paid in cash.

You should indicate your choice of option on your application. If no option is specified, distributions will automatically be reinvested in additional shares. All distributions will be based on the net asset value in effect on the payable date.

If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in the account at the then-current net asset value and the account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed distribution checks.

Any dividend or capital gains distribution you receive in cash from any Fund may be returned within 30 days of the distribution date to the Transfer Agent for reinvestment at the net asset value next determined after its return. You or your dealer must notify the Transfer Agent that a distribution is being reinvested pursuant to this provision.

TAXES


The following is a summary discussion of certain federal income tax matters that apply to shareholders of the Funds. The following discussion does not purport to be complete or to cover all situations. The discussion is general in nature, and it should not be considered tax advice. You should consult your own tax advisor for more complete information.


Each Fund has qualified and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. Each Fund intends to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Distributions of net investment income and from net realized short-term capital gains, if any, are taxable as ordinary income. Dividends distributed by the Funds from net investment income may be eligible for the dividends received deduction available to corporations. Distributions resulting from the sale of foreign currencies and foreign obligations are generally taxed as ordinary income or loss.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) by a Fund to its shareholders are taxable to the recipient shareholders as capital gains, without regard to the length of time a shareholder has held Fund shares. Capital gains distributions may be taxable at different rates depending on the length of time a Fund holds its assets.

Redemptions of shares of the Funds are taxable events on which you may realize a gain or loss. An exchange of a Fund's shares for shares of another Fund will be treated as a sale of such shares and any gain on the transaction may be subject to federal income tax.

The Funds' use of hedging techniques involves greater risk of unfavorable tax consequences than funds not engaging in such techniques and may also result in the application of the mark-to-market and straddle provisions of the Code. These provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Funds as well as affect whether dividends paid by the Funds are classified as capital gains or ordinary income.

The Funds will mail to each of their shareholders a statement indicating the amount and federal income tax status of all distributions made during the year. In addition to federal taxes, shareholders of the Funds may be subject to state and local taxes on distributions. Shareholders should consult their tax advisors about the tax effect of distributions and withdrawals from the Funds and the use of the Automatic Withdrawal Plan and the Exchange Privilege. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares.

OPERATION OF THE FUNDS

The Funds are diversified series of the Dean Family of Funds, an open-end management investment company organized as an Ohio business trust on December 18, 1996. The Board of Trustees supervises the business activities of the Funds. Like other mutual funds, the Funds retains various organizations to perform specialized services for the Funds.

The Funds retain C.H. Dean & Associates, Inc., dba Dean Investment Associates, 2480 Kettering Tower, Dayton, Ohio 45423 to manage the Funds' investments. Dean Investment Associates is an independent investment counsel firm which has been advising individual, institutional and corporate clients since 1972. The firm manages approximately $550 million for clients worldwide. Currently, Dean Investment Associates has 56 employees which include four Chartered Financial Analysts (CFA), six Certified Public Accountants (CPA) and one Certified Financial Planner (CFP).


The Large Cap Value Fund, the Small Cap Value Fund and the Balanced Fund each pays Dean Investment Associates a fee for its services equal to the annual rate of 1.00% of the average value of its daily net assets. The International Value Fund pays Dean Investment Associates a fee for its services equal to the annual rate of 1.25% of the average value of its daily net assets.


Thomas A. Giles, CFA, Vice President and Chief Investment Officer, joined Dean Investment Associates as a Senior Equity Strategist and Assistant Director of Portfolio Management in April, 2000. One of his responsibilities is the day-to-day management of the following portfolios in the Dean Family of Funds:
Large Cap Value Fund since September 1, 2000, and Balanced Fund since May 14, 2001. Prior to joining Dean Investment Associates, he was a Vice President with Tom Johnson Investment Management in Oklahoma City where he served as Portfolio Manager and Director of Research for the past 11 years. He received his B.A. in statistics - with honors - and a M.B.A. in Finance from the University of Texas at Austin. He is the past President and Director of the Oklahoma Society of Financial Analysts. He earned the designation of Chartered Financial Analyst
(CFA) in 1984.


John A. Appleby, CFA joined Dean Investment Associates in April, 2002 as the Small Cap Value Portfolio Manager. Effective June 1, 2002, one of Mr. Appleby's responsibilities is the day-to-day management of the Small Cap Value Fund. Prior to joining Dean Investment Associates, Mr. Appleby was the Senior Portfolio Manager for City National Investment Advisors where he oversaw the investment process, equity analysis and portfolio management for $300 million in assets for eighteen months. Prior to joining City National Investment Advisors, he served as Senior Portfolio Manager for Palley Needelman Asset Management. He has 13 years of experience as an analyst or portfolio manager. He received his B.S. in Finance and his M.B.A. from the University of Southern California. He was awarded the CFA designation in 1992, and is a member of the Association for Investment Management and Research (AIMR).

Newton Capital Management Ltd., 71 Queen Victoria Street, London, England EC4V 4DR ("Newton"), has been retained by Dean Investment Associates to manage the investments of the International Value Fund. Newton is a United Kingdom investment advisory firm registered with the Securities and Exchange Commission. Newton is affiliated with Newton Investment Management Ltd., an English investment advisory firm that has been managing assets for institutional investors, mutual funds and individuals since 1977. Dean Investment Associates (not the Fund) pays Newton a fee for its services equal to the rate of .50% of the average value of the International Value Fund's daily net assets.

Paul Butler is a Director of Investment Management; International Equities at Newton and is primarily responsible for managing the portfolio of the International Value Fund. Mr. Butler graduated from Cambridge University in 1986 with a degree in Natural Sciences and joined Newton in 1987. Mr. Butler worked as an International Equities analyst for five years before becoming a Portfolio Manager in 1992 and now is Leader of the International equities team.

2480  Securities  Limited  Liability  Company,  d/b/a 2480  Securities LLC, 2480
Kettering Tower, Dayton, Ohio 45423 (the "Underwriter"), an affiliate of Dean Investment Associates, serves as principal underwriter for the Funds and is the exclusive agent for the distribution of shares of the Funds.



CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE

On each day that the Trust is open for business, the share price (net asset value) of Class C shares and the public offering price (net asset value plus applicable sales load) of Class A shares is determined as of the close of the regular session of trading on the New York Stock Exchange, generally 4:00 p.m., Eastern time. The Trust is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in a Fund's investments that its net asset value might be materially affected.

Securities held by a Fund may be primarily listed on foreign exchanges or traded in foreign markets, which are open on days (such as Saturdays and U.S. holidays) when the New York Stock Exchange is not open for business. As a result, the net asset value per share of such Fund may be significantly affected by trading on days when the Trust is not open for business.

The net asset value per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The net asset value per share of each Fund will fluctuate with the value of the securities it holds.

Portfolio securities are valued as follows:

(1) securities that are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price;

(2) securities traded in the over-the-counter market, that are not quoted by NASDAQ are valued at the last sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued or, if the last sale price is not readily available, at the last bid price as quoted by brokers that make markets in the securities;

(3) securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market;

(4) U.S. Government obligations are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities;

(5) securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange; and

(6) securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

If an event that may change the value of a security held in a Fund's portfolio occurs after the closing of the applicable market, the Board of Trustees might decide to value the security based on fair value. This may cause the value of the security on the books of the Fund to be significantly different from the market quotation and may affect the calculation of the Fund's net asset value.

FINANCIAL HIGHLIGHTS

     The financial highlights tables are intended to help you understand the Funds' financial performance. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Funds' financial statements, are incorporated by reference in the Statement of Additional Information, which is available upon request.

DEAN FAMILY OF FUNDS
LARGE CAP VALUE FUND - CLASS A
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period



                                         Year Ended        Year Ended        Year Ended         Year Ended         Year Ended
                                         March 31,          March 31,         March 31,         March 31,          March 31,
                                            2003              2002              2001               2000               1999
                                      ----------------   ---------------   ---------------   ----------------   ----------------



Net asset value, beginning of
period                                $10.75              $11.97             $11.11             $10.65              12.21
                                      ----------------   ---------------   ---------------   ----------------   ----------------
Income (loss) from investment operations:
                                                                       (b)
   Net investment income (loss)       (0.03)             (0.06)            0.02              0.01               0.05
   Net realized and unrealized gains
(losses)


      on investments                  (4.08)             0.12              0.97              0.46               (1.44)
                                      ----------------
                                                         ---------------   ---------------   ----------------   ----------------
Total from investment operations
                                      (4.11)             0.06              0.99              0.47               (1.39)
                                      ----------------   ---------------   ---------------   ----------------   ----------------

Less distributions:

   From net investment income         -                  -                 (0.13)            (0.01)             (0.05)
   From net realized
gains                                 (0.24)             (1.28)                         -                  -    (0.12)

                                      ---------------   ---------------   ---------------   ----------------   ----------------
Total distributions
                                      (0.24)             (1.28)            (0.13)            (0.01)             (0.17)
                                      ----------------   ---------------   ---------------   ----------------   ----------------



Net asset value, end of period        $6.40              $10.75             $11.97            $11.11            $10.65
                                      ================   ===============   ===============   ================   ================

Total Return  (a)                     (38.49)%             0.17%             9.03%              4.38%           (11.48)%
                                      ================   ===============   ===============   ================   ================

Net assets, end of
period                                $6,725,313          $15,204,763       $14,247,739     $10,134,912      $9,315,112
                                      ================   ===============   ===============   ================   ================

Ratio of expenses to average net assets:
   Before fee waivers and/or
expense
      reimbursement by Adviser                  2.31%             1.91%             2.23%              2.11%              2.29%
   After fee waivers
and/or
      reimbursements by Adviser                 1.85%             1.85%             1.85%              1.85%              1.85%
Ratio of net investment income
(loss) to average net
assets                                        (0.32)%           (0.52)%             0.19%              0.02%              0.46%
Portfolio turnover
rate                                              55%              102%              103%                71%                55%

(a) Total returns shown exclude the effect of applicable sales loads.
(b) Net investment loss is based on average shares outstanding during the year.

DEAN FAMILY OF FUNDS
LARGE CAP VALUE FUND - CLASS C
FINANCIAL HIGHLIGHTS - continued
Per Share Data for a Share Outstanding Throughout Each Period


                                         Year Ended        Year Ended        Year Ended         Year Ended         Year Ended
                                         March 31,          March 31,         March 31,         March 31,          March 31,
                                            2003              2002              2001               2000               1999
                                      ----------------   ---------------   ---------------   ----------------   ----------------



Net asset value, beginning of
period                                $10.29             $11.59           $10.71             $10.57            $12.16
                                      ----------------   ---------------   ---------------   ----------------   ----------------
Income (loss) from investment operations:


   Net investment loss                (0.09)             (0.14)      (b)   (0.04)            (0.03)             (0.02)
   Net realized and unrealized gains
(losses)

      on investments                  (3.91)             0.12              0.93              0.18               (1.45)
                                      ----------------   ---------------   ---------------   ----------------   ----------------
Total from investment operations
                                      (4.00)             (0.02)            0.89              0.15               (1.47)
                                      ----------------   ---------------   ---------------   ----------------   ----------------

Less distributions:

   From net investment income         -                  -                 (0.01)            (0.01)                           -
   From net realized
gains                                 (0.24)             (1.28)                         -                  -    (0.12)
                                      ----------------  ---------------   ---------------   ----------------   ----------------
Total distributions
                                      (0.24)             (1.28)            (0.01)            (0.01)             (0.12)
                                      ----------------   ---------------   ---------------   ----------------   ----------------



Net asset value, end of period        $6.05               $10.29            $11.59           $10.71             $10.57
                                      ================   ===============   ===============   ================   ================

Total Return (a)                      (39.16)%           (0.52)%             8.35%              1.38%           (12.12)%
                                      ================   ===============   ===============   ================   ================

Net assets, end of
period                                $411,878           $907,393          $441,646          $511,730           $531,871
                                      ================   ===============   ===============   ================   ================

Ratio of expenses to average net assets:
   Before fee waivers and/or
expense
      reimbursement by Adviser                  2.65%             3.03%             4.37%              4.04%              8.53%
   After fee waivers
and/or
      reimbursements by Adviser                 2.60%             2.60%             2.60%              2.60%              2.60%
Ratio of net investment loss
     to average net
assets                                        (1.06)%           (1.28)%           (0.56)%            (0.22)%            (0.31)%
Portfolio turnover
rate                                              55%              102%              103%                71%                55%


(a) Total returns shown exclude the effect of applicable sales loads.
(b) Net investment loss is based on average shares outstanding during the year.

DEAN FAMILY OF FUNDS
SMALL CAP VALUE FUND - CLASS A
FINANCIAL HIGHLIGHTS - continued
Per Share Data for a Share Outstanding Throughout Each Period


                                         Year Ended        Year Ended        Year Ended         Year Ended         Year Ended
                                         March 31,          March 31,         March 31,         March 31,          March 31,
                                            2003              2002              2001               2000               1999
                                      ----------------   ---------------   ---------------   ----------------   ----------------


Net asset value, beginning of
period                                $13.37             $10.40            $8.95             $9.15              $12.84
                                      ----------------   ---------------   ---------------   ----------------   ----------------
Income (loss) from investment operations:
                                                                       (b)
   Net investment income (loss)       (0.08)             0.03              0.08              0.14               0.08
   Net realized and unrealized gains
(losses)

      on investments                  (3.69)             2.97              1.44              (0.19)             (3.03)
                                      ----------------  ---------------   ---------------   ----------------   ----------------
Total from investment operations
                                      (3.77)             3.00              1.52              (0.05)             (2.95)
                                      ----------------   ---------------   ---------------   ----------------   ----------------

Less distributions:

   From net investment income         -                  (0.03)            (0.07)            (0.15)             (0.06)
   From net realized
gains                                 (0.05)             -                              -                  -    (0.68)
                                      ----------------
                                                         ---------------   ---------------   ----------------   ----------------
Total distributions
                                      (0.05)             (0.03)            (0.07)            (0.15)             (0.74)
                                      ----------------   ---------------   ---------------   ----------------   ----------------



Net asset value, end of period        $9.55               $13.37           $10.40            $8.95              $9.15
                                      ================   ===============   ===============   ================   ================

Total Return  (a)                     (28.24)%            28.88%            16.94%            (0.53)%           (23.39)%
                                      ================   ===============   ===============   ================   ================

Net assets, end of
period                                $12,078,397         $21,187,653       $16,208,623     $13,333,607        $15,479,055
                                      ================   ===============   ===============   ================   ================

Ratio of expenses to average net assets:
   Before fee waivers and/or
expense
      reimbursement by Adviser                  2.01%             1.84%             2.40%              1.92%              1.89%
   After fee waivers
and/or
      reimbursements by Adviser                 1.85%             1.84%             1.85%              1.85%              1.85%
Ratio of net investment income
(loss) to average net
assets                                        (0.65)%             0.26%             0.79%              1.49%              0.83%
Portfolio turnover
rate
                                                  82%               67%               54%                90%                79%

(a) Total returns shown exclude the effect of applicable sales loads.
(b) Net investment income is based on average shares outstanding during the year.

DEAN FAMILY OF FUNDS
SMALL CAP VALUE FUND - CLASS C
FINANCIAL HIGHLIGHTS - continued
Per Share Data for a Share Outstanding Throughout Each Period


                                         Year Ended        Year Ended        Year Ended         Year Ended         Year Ended
                                         March 31,          March 31,         March 31,         March 31,          March 31,
                                            2003              2002              2001               2000               1999
                                      ----------------   ---------------   ---------------   ----------------   ----------------


Net asset value, beginning of
period                                $13.05             $10.20            $8.80             $9.05               $12.79
                                      ----------------   ---------------   ---------------   ----------------   ----------------
Income (loss) from investment operations:

   Net investment income (loss)       (0.11)             (0.06)      (b)    0.03              (0.01)             0.01
   Net realized and unrealized gains
(losses)

      on investments                  (3.58)             2.91              1.44              (0.09)             (3.03)
                                      ----------------  ---------------   ---------------   ----------------   ----------------
Total from investment operations
                                      (3.69)             2.85              1.47              (0.10)             (3.02)
                                      ----------------   ---------------   ---------------   ----------------   ----------------

Less distributions:

   From net investment income         -                  -                 (0.07)            (0.15)                      (0.04)
   From net realized
gains                                 (0.05)             -                              -                  -    (0.68)
                                      ---------------   ---------------   ---------------   ----------------   ----------------
Total distributions
                                      (0.05)             -                 (0.07)            (0.15)             (0.72)
                                      ----------------   ---------------   ---------------   ----------------   ----------------



Net asset value, end of period        $9.31               $13.05           $10.20             $8.80             $9.05
                                      ================   ===============   ===============   ================   ================

Total Return (a)                      (28.32)%            27.94%            16.66%            (1.11)%           (24.00)%
                                      ================   ===============   ===============   ================   ================

Net assets, end of
period                                $527,921            $797,669          $683,137          $2,344,244        $2,560,618
                                      ================   ===============   ===============   ================   ================

Ratio of expenses to average net assets:
   Before fee waivers and/or
expense
      reimbursement by Adviser                  2.19%             3.69%             3.18%              2.32%              2.70%
   After fee waivers
and/or
      reimbursements by Adviser                 2.19%             2.60%             2.31%              2.31%              2.60%
Ratio of net investment income
(loss) to average net
assets                                        (0.99)%           (0.49)%             0.35%            (0.31)%              0.17%
Portfolio turnover
rate                                              82%               67%               54%                90%                79%


(a) Total returns shown exclude the effect of applicable sales loads.
(b) Net investment loss is based on average shares outstanding during the year.

DEAN FAMILY OF FUNDS
BALANCED FUND - CLASS A
FINANCIAL HIGHLIGHTS - continued
Per Share Data for a Share Outstanding Throughout Each Period


                                       Year Ended        Year Ended        Year Ended         Year Ended         Year Ended
                                         March 31,          March 31,         March 31,         March 31,          March 31,
                                            2003              2002              2001               2000               1999
                                     ----------------   ---------------   ---------------   ----------------   ----------------



Net asset value, beginning of
period                                $10.15              $10.92           $10.16             $10.75            $11.55
                                      ----------------   ---------------   ---------------   ----------------   ----------------
Income (loss) from investment operations:
   Net investment
income                                0.06               0.09          (b)  0.20              0.28               0.19
   Net realized and unrealized gains
(losses)

      on investments                  (2.69)             (0.26)            0.98              (0.66)             (0.56)
                                      ----------------   ---------------   ---------------   ----------------   ----------------
Total from investment operations
                                      (2.63)             (0.17)            1.18              (0.38)             (0.37)
                                      ----------------   ---------------   ---------------   ----------------   ----------------

Less distributions:

   From net investment income         (0.06)             (0.10)            (0.19)            (0.21)             (0.19)
   From net realized
gains                                 (0.26)             (0.50)            (0.23)            -                  (0.24)
   From return of
capital                               (0.31)             -                -                  -                  -
                                      ----------------  ---------------   ---------------   ----------------   ----------------
Total distributions
                                      (0.63)             (0.60)            (0.42)            (0.21)             (0.43)
                                      ----------------   ---------------   ---------------   ----------------   ----------------


Net asset value, end of period        $6.89               $10.15           $10.92            $10.16             $10.75
                                      ================   ===============   ===============   ================   ================

Total Return  (a)                     (26.10)%           (1.75)%            11.93%            (3.52)%            (3.22)%
                                      ================   ===============   ===============   ================   ================

Net assets, end of
period                                $8,183,461          $12,509,111       $12,453,481      $8,606,480         $10,391,582
                                      ================   ===============   ===============   ================   ================

Ratio of expenses to average net assets:
   Before fee waivers and/or
expense
      reimbursement by Adviser                  2.21%             2.01%             2.04%              2.13%              2.09%
   After fee waivers
and/or
      reimbursements by Adviser                 1.85%             1.85%             1.84%              1.85%              1.85%
Ratio of net investment income
     to average net
assets                                          0.77%             0.88%             1.89%              2.63%              1.79%
Portfolio turnover
rate
                                                  51%               86%               66%               196%                60%




(a) Total returns shown exclude the effect of applicable sales loads.
(b) Net investment income is based on average shares outstanding during the year.

DEAN FAMILY OF FUNDS
BALANCED FUND - CLASS C
FINANCIAL HIGHLIGHTS - continued
Per Share Data for a Share Outstanding Throughout Each Period


                                         Year Ended        Year Ended        Year Ended         Year Ended         Year Ended
                                         March 31,          March 31,         March 31,         March 31,          March 31,
                                            2003              2002              2001               2000               1999
                                      ----------------   ---------------   ---------------   ----------------   ----------------


Net asset value, beginning of
period                                $9.63               $10.40           $10.00            $10.73             $11.52
                                      ----------------   ---------------   ---------------   ----------------   ----------------
Income (loss) from investment operations:

   Net investment income (loss)       0.01               -            (b)  0.12              (0.22)             0.11
   Net realized and unrealized gains
(losses)

      on investments                  (2.53)             (0.23)            0.95              (0.34)             (0.55)
                                      ---------------    ---------------   ---------------   ----------------   ----------------
Total from investment operations
                                      (2.52)             (0.23)            1.07              (0.56)             (0.44)
                                      ----------------   ---------------   ---------------   ----------------   ----------------

Less distributions:

   From net investment income         (0.04)             (0.04)            (0.12)            (0.17)            (0.11)
   From net realized
gains                                 (0.26)             (0.50)            (0.55)            -                  (0.24)
   From return of
capital                               (0.31)             -                  -                -                  -
                                      ---------------    ---------------   ---------------   ----------------   ----------------
Total distributions
                                      (0.61)             (0.54)            (0.67)            (0.17)             (0.35)
                                      ----------------   ---------------   ---------------   ----------------   ----------------



Net asset value, end of period        $6.50              $9.63             $10.40            $10.00             $10.73
                                      ================   ===============   ===============   ================   ================

Total Return (a)                      (26.37)%           (2.38)%            11.03%            (5.24)%            (3.81)%
                                      ================   ===============   ===============   ================   ================

Net assets, end of
period                                $770,459            $1,205,394       $485,234          $1,291,000         $1,885,376
                                      ================   ===============   ===============   ================   ================

Ratio of expenses to average net assets:
   Before fee waivers and/or
expense
      reimbursement by Adviser                  2.35%             4.01%             2.73%              2.74%              3.14%
   After fee waivers
and/or
      reimbursements by Adviser                 2.35%             2.60%             2.60%              2.60%              2.60%
Ratio of net investment income
(loss) to average net
assets                                          0.29%             0.00%             1.14%            (2.13)%              1.04%
Portfolio turnover
rate                                              51%               86%               66%               196%                60%



(a) Total returns shown exclude the effect of applicable sales loads.
(b) Net investment income is based on average shares outstanding during the year.

DEAN FAMILY OF FUNDS
INTERNATIONAL VALUE FUND - CLASS A
FINANCIAL HIGHLIGHTS  - continued
Per Share Data for a Share Outstanding Throughout Each Period


                                         Year Ended        Year Ended        Year Ended         Year Ended         Year Ended
                                         March 31,          March 31,         March 31,         March 31,          March 31,
                                            2003              2002              2001               2000               1999
                                      ----------------   ---------------   ---------------   ----------------   ----------------


Net asset value, beginning of
period                                $9.18               $9.96            $20.11            $12.41             $11.76
                                      ----------------   ---------------   ---------------   ----------------   ----------------
Income (loss) from investment operations:

   Net investment loss                -                  (0.06)      (b)    (0.11)            (0.13)             (0.01)
   Net realized and unrealized gains
(losses)

      on investments                  (2.34)             (0.71)            (5.88)            8.50               0.69
                                      ---------------- ---------------   ---------------   ----------------   ----------------
Total from investment operations
                                      (2.34)             (0.77)            (5.99)            8.37               0.68
                                      ----------------   ---------------   ---------------   ----------------   ----------------

Less distributions:

   From net investment income         -                  (0.01)            (0.01)             -                  -
   From net realized
gains                                 -                   -                (4.15)             (0.67)             (0.03)
                                      ----------------  ---------------   ---------------   ----------------   ----------------
Total distributions
                                      -                  (0.01)            (4.16)            (0.67)             (0.03)
                                      ----------------   ---------------   ---------------   ----------------   ----------------



Net asset value, end of period        $6.84               $9.18            $9.96              $20.11            $12.41
                                      ================   ===============   ===============   ================   ================

Total Return  (a)                     (25.49)%           (7.77)%          (30.61)%             69.26%              5.82%
                                      ================   ===============   ===============   ================   ================

Net assets, end of
period                                $7,041,919          $12,078,887      $14,614,461       $19,605,996         $5,981,899
                                      ================   ===============   ===============   ================   ================

Ratio of expenses to average net assets:
   Before fee waivers and/or
expense
      reimbursement by Adviser                  3.07%             2.73%             2.26%              2.89%              4.25%
   After fee waivers
and/or
      reimbursements by Adviser                 2.10%             2.10%             2.06%              2.09%              2.09%
Ratio of net investment loss
     to average net
assets                                        (0.05)%           (0.67)%           (0.72)%            (0.82)%            (0.70)%
Portfolio turnover
rate                                             143%              121%              146%               157%               100%


(a) Total returns shown exclude the effect of applicable sales loads.
(b) Net investment loss is based on average shares outstanding during the year.

DEAN FAMILY OF FUNDS
INTERNATIONAL VALUE FUND - CLASS C
FINANCIAL HIGHLIGHTS - continued
Per Share Data for a Share Outstanding Throughout Each Period


                                         Year Ended        Year Ended        Year Ended         Year Ended         Year Ended
                                         March 31,          March 31,         March 31,         March 31,          March 31,
                                            2003              2002              2001               2000               1999
                                      ----------------   ---------------   ---------------   ----------------   ----------------


Net asset value, beginning of
period                                $9.06              $9.88             $19.76            $12.28             $11.72
                                      ----------------   ---------------   ---------------   ----------------   ----------------
Income (loss) from investment operations:

   Net investment loss                (0.07)             (0.12)     (b)    (0.21)            (0.24)             (0.10)
   Net realized and unrealized gains
(losses)

      on investments                  (2.33)             (0.70)            (5.78)            8.43               0.69
                                      ----------------  ---------------   ---------------   ----------------   ----------------
Total from investment operations
                                      (2.40)             (0.82)            (5.99)            8.19               0.59
                                      ----------------   ---------------   ---------------   ----------------   ----------------

Less distributions:

   From net investment income         -                  -                 (0.01)            -                  -
   From net realized
gains                                 -                  -                 (3.88)            (0.71)             (0.03)
                                      ---------------    ---------------   ---------------   ----------------   ----------------
Total distributions
                                      -                  -                 (3.89)            (0.71)             (0.03)
                                      ----------------   ---------------   ---------------   ----------------   ----------------



Net asset value, end of period        $6.66              $9.06             $9.88             $19.76             $12.28
                                      ================   ===============   ===============   ================   ================

Total Return (a)                      (26.49)%           (8.30)%          (30.90)%           68.54%              5.07%
                                      ================   ===============   ===============   ================   ================

Net assets, end of
period                                $446,561            $840,398         $1,326,365         $1,902,892        $1,453,569
                                      ================   ===============   ===============   ================   ================

Ratio of expenses to average net assets:
   Before fee waivers and/or
expense
      reimbursement by Adviser                  3.23%             4.16%             2.72%              3.53%              5.91%
   After fee waivers
and/or
      reimbursements by Adviser                 2.85%             2.85%             2.72%              2.71%              2.84%
Ratio of net investment loss
     to average net
assets                                        (0.71)%           (1.30)%           (1.40)%            (1.61)%            (1.23)%
Portfolio turnover
rate                                             143%              121%              146%               157%               100%


(a) Total returns shown exclude the effect of applicable sales loads.
(b) Net investment loss is based on average shares outstanding during the year.

THIS IS NOT PART OF THE PROSPECTUS

DEAN PRIVACY POLICY

We recognize that our relationships with current and prospective clients are based on integrity and trust. We work hard to maintain your privacy and are very careful to preserve the private nature of our relationship with you. At the same time, the very nature of our business sometimes requires that we collect and share certain information about you with other organizations or companies. As such, we want you to be aware of how we handle personal information.

The following is a description of the policies of Dean regarding disclosure of nonpublic information that you provide to us or that we collect from other sources. You should know that if you hold shares of a Dean Family mutual fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary governs how your nonpublic personal information may be shared with unaffiliated third parties.

Categories of Information Dean Collects

In order to meet your needs in the course of tax return preparation, tax and financial planning, tax compliance, investment advising and as a mutual fund shareholder, Dean collects the following nonpublic personal information about you:

o Information that we receive from you or your authorized representative on applications or other forms, correspondence, conversations, or by other means (such as your name, address, phone number, social security number, assets, income and date of birth);
o Information that you have authorized us to receive from governmental agencies employers or others; o Information about your transactions with us, our affiliates, or others (such as your account number and balance, investments, parties to transactions, cost basis information, and other financial information); and
o        Information we collect when you visit our Internet website.

Categories of Information Dean Discloses

Dean does not disclose any nonpublic personal information about our customers or former customers, except as required or permitted by law. Dean is permitted by law to disclose all of the nonpublic personal information we collect to our services providers (such as the administrator and transfer agent to the Dean Family of Funds) to process your transactions and otherwise provide services to you.

Confidentiality and Security

Dean restricts access to your nonpublic personal information to those who require the information to provide products or services to you. Dean maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

This notice is provided by the following Dean companies: The Dean Family of Funds; C.H. Dean & Associates, Inc; 2480 Securities LLC; 2480 Capital Partners L.P.; DRPS, Inc. and Dean, von Schoeler, McBride Inc.

DEAN Family Of Funds
2480 Kettering Tower
Dayton, Ohio 45423


Investment Adviser
C.H. DEAN & ASSOCIATES, INC.
2480 Kettering Tower
Dayton, Ohio 45423

Underwriter
2480 SECURITIES LLC
2480 Kettering Tower
Dayton, Ohio 45423

Transfer Agent
UNIFIED FUND SERVICES, INC.
P.O. Box 6110
Indianapolis, Indiana 46206-6110

Shareholder Service
Nationwide: (Toll-Free) 888-899-8343

Additional information about the Funds is included in the Statement of Additional Information ("SAI"), which is incorporated by reference in its entirety. Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and strategies that significantly affected the Funds' performance during their last fiscal year.

To obtain a free copy of the SAI, the annual and semi-annual reports or other information about the Funds, or to make shareholder inquiries about the Funds, please call 1-888-899-8343.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov.

File No. 811-7987

                              DEAN FAMILY OF FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION


                                  July 31, 2003


                              Large Cap Value Fund
                              Small Cap Value Fund
                                  Balanced Fund
                            International Value Fund



     This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of the Dean Family of Funds (the "Trust") dated July 31, 2003. A copy of the Funds' Prospectus can be obtained by writing the Trust at 2480 Kettering Tower, Dayton, Ohio 45423, or by calling the Trust nationwide toll-free 888-899-8343. The Funds' annual report is incorporated herein by reference and may also be obtained, without charge, by writing or calling the Trust.

                       STATEMENT OF ADDITIONAL INFORMATION

                              Dean Family of Funds
                              2480 Kettering Tower
                               Dayton, Ohio 45423

                                TABLE OF CONTENTS

THE TRUST....................................................................4

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS................................5

QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS......................16

INVESTMENT LIMITATIONS.......................................................18

TRUSTEES AND OFFICERS........................................................20

THE INVESTMENT ADVISER.......................................................24

THE SUB-ADVISER..............................................................27

PROXY VOTING POLICIES........................................................28

THE UNDERWRITER..............................................................28

DISTRIBUTION PLANS...........................................................28

DEALER COMPENSATION ON SALES OF CLASS A SHARES...............................30

SECURITIES TRANSACTIONS......................................................31

PORTFOLIO TURNOVER...........................................................33

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE.........................33

OTHER PURCHASE INFORMATION...................................................34

TAXES........................................................................35

REDEMPTION IN KIND...........................................................37

CALCULATION OF INVESTMENT PERFORMANCE........................................38

CUSTODIAN....................................................................42

AUDITORS.....................................................................43

PRINCIPAL SECURITY HOLDERS...................................................43

TRANSFER AGENT, FUND ACCOUNTING AGENT, AND ADMINISTRATOR.....................45

ANNUAL REPORT................................................................46







THE TRUST

     The Dean Family of Funds (the "Trust") was organized as an Ohio business trust on December 18, 1996. The Trust is an open-end, diversified, management investment company that currently offers four series of shares to investors: the Large Cap Value Fund, the Small Cap Value Fund, the Balanced Fund and the International Value Fund (referred to individually as a "Fund" and collectively as the "Funds").

     Each Fund has its own investment objective(s) and policies. None of the Funds is intended to be a complete investment program, and there is no assurance that the investment objective of any Fund can be achieved. Each Fund's investment objective may be changed by the Board of Trustees without shareholder approval, but only after the Fund has notified its shareholders. If there is a change in a Fund's investment objective, shareholders should consider whether such Fund remains an appropriate investment in light of their then current financial position and needs. Unless otherwise indicated, all investment practices and limitations of the Funds are nonfundamental policies, which may be changed by the Board of Trustees without shareholder approval.

     Shares of each Fund have equal voting rights and liquidation rights, and are voted in the aggregate and not by Fund except in matters where a separate vote is required by the 1940 Act or when the matter affects only the interests of a particular Fund. Each class of shares of a Fund shall vote separately on matters relating to its plan of distribution pursuant to Rule 12b-1 (see "Distribution Plans"). When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees will promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of
Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

     Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

     Both Class A shares and Class C shares of a Fund represent an interest in the same assets of such Fund, have the same rights and are identical in all material respects except that (i) Class C shares bear the expenses of higher distribution fees; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS

     A more detailed discussion of some of the terms used and investment policies described in the Prospectus (see "Investment Objectives and Policies") appears below:

     Majority. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Trust (or of any Fund) means the lesser of (1) 67% or more of the outstanding shares of the Trust (or the applicable Fund) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or the applicable Fund) are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Trust (or the applicable Fund).

     U.S. Government Obligations. "U.S. Government obligations" include securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. U.S. Treasury obligations are backed by the "full faith and credit" of the United States Government. U.S. Treasury obligations include Treasury bills, Treasury notes, and Treasury bonds. U.S. Treasury obligations also include the separate principal and interest components of U.S. Treasury obligations which are traded under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Agencies or instrumentalities established by the United States Government include the Federal Home Loan Banks, the Federal Land Bank, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Student Loan Marketing Association, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the United States Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the United States Treasury. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States in the event the agency or instrumentality does not meet its commitments. Shares of the Funds are not guaranteed or backed by the United States Government.

     STRIPS. STRIPS are U.S. Treasury bills, notes and bonds that have been issued without interest coupons or stripped of their unmatured interest coupons, interest coupons that have been stripped from such U.S. Treasury securities, and receipts or certificates representing interests in such stripped U.S. Treasury securities and coupons. A STRIP security pays no interest in cash to its holder during its life although interest is accrued for federal income tax purposes. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Investing in STRIPS may help to preserve capital during periods of declining interest rates.

     STRIPS do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, STRIPS eliminate the reinvestment risk and lock in a rate of return to maturity. Current federal tax law requires that a holder of a STRIP security accrue a portion of the discount at which the security was purchased as income each year even though the Fund received no interest payment in cash on the security during the year.


     Commercial Paper. Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The Funds will only invest in commercial paper rated A-1 or A-2 by Standard & Poor's Ratings Group ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's") or which, in the opinion of the investment adviser, is of equivalent investment quality. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to each Fund's restrictions on illiquid investments (see "Investment Limitations") unless, in the judgment of the investment adviser, subject to the direction of the Board of Trustees, such note is liquid.


     Commercial paper rated A-1 (highest quality) by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1 or A-2.

     The rating of Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1 or Prime-2.

     Bank Debt Instruments. Bank debt instruments in which the Funds may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Investments in time deposits maturing in more than seven days will be subject to each Fund's restrictions on illiquid investments (see "Investment Limitations").

     Shares of Other Investment Companies. Each Fund will not invest more than 10% of its total assets in shares of other investment companies. To the extent the Funds invest in securities of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

     Repurchase Agreements. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its Custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. Each Fund will only enter into repurchase agreements which are collateralized by U.S. Government obligations. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' Custodian at the Federal Reserve Bank. A Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

     Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after a Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time a Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must be of a credit quality at least equal to the Fund's investment criteria for portfolio securities and will be held by the Custodian or in the Federal Reserve Book Entry System.

     For purposes of the Investment Company Act of 1940, a repurchase agreement is deemed to be a loan from a Fund to the seller subject to the repurchase agreement and is therefore subject to that Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by a Fund subject to a repurchase agreement as being owned by that Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and a Fund has not perfected a security interest in the security, that Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a Fund, the investment adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case a Fund may incur a loss if the proceeds to that Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund involved will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

     Borrowing and Pledging. Each Fund may borrow money from banks, provided that, immediately after any such borrowings, there is asset coverage of 300% for all borrowings of the Fund. A Fund will not make any borrowing which would cause its outstanding borrowings to exceed one-third of the value of its total assets. Each Fund may pledge assets in connection with borrowings but will not pledge more than one-third of its total assets. Borrowing magnifies the potential for gain or loss on the portfolio securities of the Funds and, therefore, if employed, increases the possibility of fluctuation in a Fund's net asset value. This is the speculative factor known as leverage. Each Fund's policies on borrowing and pledging are fundamental policies, which may not be changed without the affirmative vote of a majority of its outstanding shares. It is the Funds' present intention, which may be changed by the Board of Trustees without shareholder approval, to borrow only for emergency or extraordinary purposes and not for leverage.


     Loans of Portfolio Securities. Each Fund may, from time to time, lend securities on a short-term basis (i.e., for up to seven days) to banks, brokers and dealers and receive as collateral cash, U.S. Government obligations or irrevocable bank letters of credit (or any combination thereof), which collateral will be required to be maintained at all times in an amount equal to at least 100% of the current value of the loaned securities plus accrued interest. It is the present intention of the Trust, which may be changed by the Board of Trustees without shareholder approval, that loans of portfolio securities will not be made with respect to a Fund if as a result the aggregate of all outstanding loans exceeds one-third of the value of the Fund's total assets.


     To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by a Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. The Funds receive amounts equal to the dividends or interest on loaned securities and also receive one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The Funds may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the investment adviser or any affiliated person of the Trust or an affiliated person of the investment adviser or other affiliated person.

     Loans of securities involve risks of delay in receiving additional collateral or in recovering the securities lent or even loss of rights in the collateral in the event of the insolvency of the borrower of the securities. The terms of the Funds' loans must meet applicable tests under the Internal Revenue Code and permit the Funds to reacquire loaned securities on five days' notice or in time to vote on any important matter. A Fund will have the right to regain record ownership of loaned securities in order to exercise beneficial rights.

     When-Issued Securities and Securities Purchased On a To-Be-Announced Basis. Obligations issued on a when-issued or to-be-announced basis are settled by delivery and payment after the date of the transaction, usually within 15 to 45 days. In a to-be-announced transaction, a Fund has committed to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount in transactions involving mortgage-related securities. The Funds will only make commitments to purchase obligations on a when-issued or to-be-announced basis with the intention of actually acquiring the obligations, but a Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy or in order to meet its obligations, although it would not normally expect to do so. The Funds will purchase securities on a when-issued basis or to-be-announced basis only if delivery and payment for the securities takes place within 120 days after the date of the transaction.

     Purchases of securities on a when-issued or to-be-announced basis are subject to market fluctuations and their current value is determined in the same manner as other portfolio securities. When effecting such purchases for a Fund, a segregated account of cash or liquid securities of the Fund in an amount sufficient to make payment for the portfolio securities to be purchased will be maintained with the Fund's Custodian at the trade date and valued daily at market for the purpose of determining the adequacy of the securities in the account. When a segregated account is maintained because a Fund purchases securities on a when-issued or TBA basis, the assets deposited in the segregated account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of a Fund's commitments to purchase securities on a when-issued or TBA basis. To the extent funds are in a segregated account, they will not be available for new investment or to meet redemptions.

     Securities purchased on a when-issued or TBA basis and the securities held in a Fund's portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher returns, a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued or TBA basis, there will be a possibility that the market value of the Fund's assets will have greater fluctuation. A Fund's purchase of securities on a when-issued or to-be-announced basis may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date or if the broker-dealer selling the securities fails to deliver after the value of the securities has risen.

     When the time comes for a Fund to make payment for securities purchased on a when-issued or TBA basis, the Fund will do so by using then available cash flow, by sale of the securities held in the segregated account, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a when-issued or TBA basis themselves (which may have a market value greater or less than the Fund's payment obligation).

     Warrants and Rights. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Each Fund may purchase warrants and rights.

     Foreign Securities. Subject to the Fund's investment policies and quality and maturity standards, a Fund may invest in the securities (payable in U.S. dollars) of foreign issuers. Because the Funds may invest in foreign securities, an investment in the Funds involves risks that are different in some respects from an investment in a fund which invests only in securities of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in United States markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States.

     Forward Foreign Currency Exchange Contracts. The International Value Fund may engage in foreign currency exchange transactions. The value of the International Value Fund's portfolio securities that are invested in non-U.S. dollar denominated instruments as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Fund will not, however, hold foreign currency except in connection with purchase and sale of foreign portfolio securities.

     When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to establish the cost or proceeds relative to another currency. The forward contract may be denominated in U.S. dollars or may be a "cross-currency" contract where the forward contract is denominated in a currency other than U.S. dollars. However, this tends to limit potential gains which might result from a positive change in such currency relationships.


     The forecasting of a short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The International Value Fund may enter into such forward contracts if, as a result, not more than 50% of the value of its total assets would be committed to such contracts. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Trustees believe that it is important to have the flexibility to enter into forward contracts when the Sub-Adviser determines it to be in the best interests of the Fund.

     Generally, the International Value Fund will not enter into a forward foreign currency exchange contract with a term of greater than 90 days. At the maturity of the contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or may retain the security and terminate the obligation to deliver the foreign currency by purchasing an "offsetting" forward contract with the same currency trader obligating the Fund to purchase, on the same maturity date, the same amount of the foreign currency.

     It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

     If the International Value Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between entering into a forward contract for the sale of a foreign currency and the date the Fund enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency the Fund has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency the Fund has agreed to purchase exceeds the price of the currency the Fund has agreed to sell.

     The International Value Fund's dealings in forward foreign currency exchange contracts will be limited to the transactions described above. The Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-Adviser. It should also be realized that this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities held by the Fund. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     Writing Covered Call Options. Each Fund may write covered call options on equity securities or futures contracts that the Fund is eligible to purchase to earn premium income, to assure a definite price for a security it has considered selling, or to close out options previously purchased. A call option gives the holder (buyer) the right to purchase a security or futures contract at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is "covered" if a Fund owns the underlying security subject to the call option at all times during the option period. A covered call writer is required to deposit in escrow the underlying security in accordance with the rules of the exchanges on which the option is traded and the appropriate clearing agency.


     The writing of covered call options is a conservative investment technique that the investment adviser believes involves relatively little risk. A Fund will receive a premium from writing a call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option. However, there is no assurance that a closing transaction can be effected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.


     A Fund may write covered call options if, immediately thereafter, not more than 30% of its net assets would be committed to such transactions. As long as the Securities and Exchange Commission continues to take the position that unlisted options are illiquid securities, a Fund will not commit more than 15% of its net assets to unlisted covered call transactions and other illiquid securities.

     Writing Covered Put Options. Each Fund may write covered put options on equity securities and futures contracts that the Fund is eligible to purchase to earn premium income or to assure a definite price for a security if it is considering acquiring the security at a lower price than the current market price or to close out options previously purchased. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options. When a Fund writes a covered put option, it maintains in a segregated account with its Custodian cash or liquid portfolio securities in an amount not less than the exercise price at all times while the put option is outstanding.

     A Fund will receive a premium from writing a put option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option. The risks involved in writing put options include the risk that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case a Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised, resulting in a potential capital loss unless the security subsequently appreciates in value. A Fund may not write a put option if, immediately thereafter, more than 25% of its net assets would be committed to such transactions.

     The Funds may also write straddles (combinations of puts and calls on the same underlying security.)


     Purchasing Put Options. Each Fund may purchase put options. As the holder of a put option, a Fund has the right to sell the underlying security at the exercise price at any time during the option period. Each Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.


     Each Fund may purchase a put option on an underlying security (a "protective put") owned as a defensive technique in order to protect against an anticipated decline in the value of the security. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For example, a put option may be purchased in order to protect unrealized appreciation of a security where the Adviser deems it desirable to continue to hold the security because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security is eventually sold.

     Each Fund may also purchase put options at a time when it does not own the underlying security. Each Fund may also purchase call options on relevant stock indices. By purchasing put options on a security it does not own, a Fund seeks to benefit from a decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, a Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

     Each Fund will commit no more than 5% of its assets to premiums when purchasing put options. The premium paid by a Fund when purchasing a put option will be recorded as an asset in the Fund's statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the Fund's net asset value per share is computed (close of trading on the New York Stock Exchange), or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security upon the exercise of the option. The purchaser of a put option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise.


     Purchasing Call Options. Each Fund may purchase call options. As the holder of a call option, a Fund has the right to purchase the underlying security at the exercise price at any time during the option period. Each Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. Call options may also be purchased by a Fund for the purpose of acquiring the underlying securities for its portfolio. Utilized in this fashion, the purchase of call options enables a Fund to acquire the securities at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities in this manner may be less than the cost of acquiring the securities directly. This technique may also be useful to a Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security itself, a Fund is partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.


     Each Fund may also purchase call options on underlying securities it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of a Fund's current return. For example, where a Fund has written a call option on an underlying security having a current market value below the price at which such security was purchased by the Fund, an increase in the market price could result in the exercise of the call option written by the Fund and the realization of a loss on the underlying security with the same exercise price and expiration date as the option previously written.

     Each Fund will commit no more than 5% of its assets to premiums when purchasing call options.


     Futures Contracts. Each Fund may purchase and sell futures contracts to hedge against changes in prices. A Fund will not engage in futures transactions for speculative purposes. A Fund may also write call options and purchase put options on futures contracts as a hedge to attempt to protect securities in its portfolio against decreases in value. When a Fund writes a call option on a futures contract, it is undertaking the obligation of selling a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, as purchaser of a put option on a futures contract, a Fund is entitled (but not obligated) to sell a futures contract at the fixed price during the life of the option.

     A Fund may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on a Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of a Fund's total assets. When a Fund purchases futures contracts, an amount of cash and cash equivalents equal to the underlying commodity value of the futures contracts (less any related margin deposits) will be deposited in a segregated account with the Fund's custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the use of such futures contract is unleveraged. When a Fund sells futures contracts or related option contracts, it will either own or have the right to receive the underlying future or security, or will make deposits to collateralize the position as discussed above. When a Fund uses futures and options on futures as hedging devices, there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in a Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the investment adviser could be incorrect in its expectations about the direction or extent of market factors such as stock price movements. In these events, the Fund may lose money on the futures contract or option. It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the investment adviser will consider liquidity before entering into these transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. A Fund's ability to establish and close out futures and options positions depends on this secondary market.

     Options Transactions Generally. Option transactions in which the Funds may engage involve the specific risks described above as well as the following risks: the writer of an option may be assigned an exercise at any time during the option period; disruptions in the markets for underlying instruments could result in losses for options investors; imperfect or no correlation between the option and the securities being hedged; the insolvency of a broker could present risks for the broker's customers; and market imposed restrictions may prohibit the exercise of certain options. In addition, the option activities of a Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by a Fund. The success of a Fund in using the option strategies described above depends, among other things, on the investment adviser's ability to predict the direction and volatility of price movements in the options, futures contracts and securities markets and the investment adviser's ability to select the proper time, type and duration of the options.

     Each Fund may purchase either exchange-traded or over-the-counter options on securities. A Fund's ability to terminate options positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS

Corporate Bonds. The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group for corporate bonds in which the Funds may invest are as follows:

         Moody's Investors Service, Inc.

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Standard & Poor's Ratings Group

     AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.


Preferred Stocks. The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group for preferred stocks in which the Funds may invest are as follows:


         Moody's Investors Service, Inc.

     aaa - An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa - An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     a - An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa - An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

         Standard & Poor's Ratings Group

     AAA - This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA - A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.

     BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

INVESTMENT LIMITATIONS

     The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in each Fund. These limitations may not be changed with respect to any Fund without the affirmative vote of a majority of the outstanding shares of that Fund.

     1. Borrowing Money. The Fund will not borrow money, except from a bank, provided that immediately after such borrowing there is asset coverage of 300% for all borrowings of the Fund. The Fund will not make any borrowing which would cause its outstanding borrowings to exceed one-third of the value of its total assets. This limitation is not applicable to when-issued purchases.

     2. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any security owned or held by the Fund except as may be necessary in connection with borrowings described in limitation (1) above. The Fund will not mortgage, pledge or hypothecate more than one-third of its assets in connection with borrowings.

     3. Margin Purchases. The Fund will not purchase any securities or evidences of interest thereon on "margin" (except such short-term credits as are necessary for the clearance of transactions or to the extent necessary to engage in transactions described in the Prospectus and Statement of Additional Information which involve margin purchases).

     4. Options. The Fund will not purchase or sell puts, calls, options, futures, straddles, commodities or commodities futures contracts except as described in the Prospectus and Statement of Additional Information.

     5. Real Estate. The Fund will not purchase, hold or deal in real estate or real estate mortgage loans, except that the Fund may purchase (a) securities of companies (other than limited partnerships) which deal in real estate or (b) securities which are secured by interests in real estate.

     6. Amount Invested in One Issuer. The Fund will not invest more than 5% of its total assets in the securities of any issuer; provided, however, that there is no limitation with respect to investments and obligations issued or guaranteed by the United States Government or its agencies or instrumentalities or repurchase agreements with respect thereto.

     7. Short Sales. The Fund will not make short sales of securities, or maintain a short position, other than short sales "against the box."

     8. Mineral Leases. The Fund will not purchase oil, gas or other mineral leases or exploration or development programs.

     9. Underwriting. The Fund will not act as underwriter of securities issued by other persons, either directly or through a majority owned subsidiary. This limitation is not applicable to the extent that, in connection with the disposition of its portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     10. Illiquid Investments. The Fund will not purchase securities which cannot be readily resold to the public because of legal or contractual restrictions on resale or for which no readily available market exists or engage in a repurchase agreement maturing in more than seven days if, as a result thereof, more than 15% of the value of the Fund's net assets would be invested in such securities.

     11. Concentration. The Fund will not invest 25% or more of its total assets in the securities of issuers in any particular industry; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities or repurchase agreements with respect thereto.

     12. Investing for Control. The Fund will not invest in companies for the purpose of exercising control.

     13. Other Investment Companies. The Fund will not invest more than 10% of its total assets in securities of other investment companies. The Fund will not invest more than 5% of its total assets in the securities of any single investment company.

     14. Senior Securities. The Fund will not issue or sell any senior security. This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemptions of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other similar permitted investments and techniques.

     15. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, or (b) by engaging in repurchase agreements. For purposes of this limitation, the term "loans" shall not include the purchase of bonds, debentures, commercial paper or corporate notes, and similar marketable evidences of indebtedness.

     With respect to the percentages adopted by the Trust as maximum limitations on each Fund's investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money and the holding of illiquid securities) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

     In regard to borrowing money, generally, borrowings are used to cover over-drafts that the Fund may experience.

TRUSTEES AND OFFICERS

     The Board of Trustees supervises the business activities of the Funds. Like other mutual funds, various organizations are retained to perform specialized services for the Funds.

     Information about the Trustees and officers of the Trust is set forth in the tables below. As used in these tables, Fund Complex means the Funds.

     The following table sets forth information concerning the Trustees and officers of the Funds, including their addresses and principal business experience for the past five years.


----------------------- ------------------ --------------- -------------------------------- ------------------- ------------------
Name, Address and Age   Position(s) Held   Term of         Principal Occupation(s) During   Number of           Other
                        with Fund          Office and      Past 5 Years                     Portfolios in       Directorships
                                           Length of                                        Fund Complex        held by Director
                                           Time Served                                      Overseen by
                                                                                            Director
----------------------- ------------------ --------------- -------------------------------- ------------------- ------------------
----------------------- ------------------ --------------- -------------------------------- ------------------- ------------------
Independent Trustees
----------------------- ------------------ --------------- -------------------------------- ------------------- ------------------
----------------------- ------------------ --------------- -------------------------------- ------------------- ------------------
Sam B. Gould            Trustee            Indefinite;     Dean Emeritus of the             4                   None
School of Business                         Since 1998      University of Dayton School of
Administration                                             Business Administration
University of Dayton
300 College Park
Dayton, Ohio 45469
Age: 60
----------------------- ------------------ --------------- -------------------------------- ------------------- ------------------
----------------------- ------------------ --------------- -------------------------------- ------------------- ------------------
Frank J. Perez          Trustee            Indefinite;     President and Chief Executive    4                   American
KMCN                                       Since 1997      Officer of Kettering Adventist                       Hospital
3533 Southern Blvd.                                        HealthCare                                           Association;
Kettering, Ohio 45429                                                                                           Premier Health
Age: 59                                                                                                         Services
----------------------- ------------------ --------------- -------------------------------- ------------------- ------------------
----------------------- ------------------ --------------- -------------------------------- ------------------- ------------------
David H. Ponitz         Trustee            Indefinite;     President Emeritus of Sinclair   4                   Dayton Division
5556 Viewpoint Dr.                         Since 1997      Community College and Higher                         Advisory Board -
Dayton, Ohio 45459                                         Education Consultant                                 Unizan Bank
Age: 72
----------------------- ------------------ --------------- -------------------------------- ------------------- ------------------
----------------------- ------------------ --------------- -------------------------------- ------------------- ------------------
Gilbert P. Williamson   Trustee            Indefinite;     Director of S.C.O., Inc. (a      4                   Tarantella,
1700 Patterson Blvd.                       Since 1997      software company),  Retix,                           Inc., formerly
Dayton, Ohio 45429                                         Inc. (a communications                               The Santa Cruise
Age: 66                                                    company), Roberds, Inc. (a                           Operations, Inc.
                                                           retail company) and Citizens                         (a software
                                                           Federal Bank                                         company), The




                                                                                                                Bancorp,
                                                                                                                Inc.
----------------------- ------------------ --------------- -------------------------------- ------------------- ------------------
----------------------- ------------------ --------------- -------------------------------- ------------------- ------------------
       Officers
----------------------- ------------------ --------------- -------------------------------- ------------------- ------------------
----------------------- ------------------ --------------- -------------------------------- ------------------- ------------------
Stephen M. Miller       President          One Year;       President and Chief Operating    N/A                 N/A
C.H. Dean &                                Since 2000      Officer of C.H. Dean &
Associates, Inc.                                           Associates, Inc. and
2480 Kettering Tower                                       President of 2480 Securities
Dayton, Ohio                                               LLC.  Mr. Miller joined C.H.
45423-2480                                                 Dean & Associates in 1992 and
Age: 48                                                    has held various positions
                                                           with C.H. Dean & Associates,
                                                           Inc. and 2480 Securities LLC.
----------------------- ------------------ --------------- -------------------------------- ------------------- ------------------
----------------------- ------------------ --------------- -------------------------------- ------------------- ------------------
Martin W. Flesher       Vice-President     One Year;       Vice President, Director of      N/A                 N/A
C.H. Dean &                                Since 2001      Sales and Marketing of C.H.
Associates, Inc.                                           Dean & Associates, Inc. and
2480 Kettering Tower                                       Vice President of 2480
Dayton, Ohio                                               Securities LLC. Mr. Flesher
45423-2480                                                 joined C.H. Dean & Associates,
Age: 41                                                    Inc. in 1999 as Regional
                                                           Manager of Institutional
                                                           Markets.  Prior to joining
                                                           C.H. Dean & Associates, Inc.,
                                                           he was a Financial Consultant
                                                           at Merrill Lynch in Dayton.
----------------------- ------------------ --------------- -------------------------------- ------------------- ------------------
----------------------- ------------------ --------------- -------------------------------- ------------------- ------------------
Debra E. Rindler        Secretary/         One Year;       Vice President, Chief            N/A                 N/A
C.H. Dean &             Treasurer          Since 2001      Financial Officer and Director
Associates, Inc.                                           of Finance and Administration
2480 Kettering Tower                                       of C.H. Dean & Associates,
Dayton, Ohio                                               Inc. and Secretary and
45423-2480                                                 Treasurer of 2480 Securities
Age: 38                                                    LLC.  Ms. Rindler joined C.H.
                                                           Dean & Associates in 1993 and
                                                           has held various positions
                                                           with C.H. Dean & Associates,
                                                           Inc.
----------------------- ------------------ --------------- -------------------------------- ------------------- ------------------
----------------------- ------------------ --------------- -------------------------------- ------------------- ------------------
Carol J. Highsmith      Assistant          One Year;       Employed by Unified Fund         N/A                 N/A
Unified Fund            Secretary          Since 2001      Services, Inc. (November 1994
Services, 431 North                                        to present); Vice President
Pennsylvania St.                                           and Asst. Secretary of
Indianapolis, Indiana                                      Lindbergh Funds.
46206
Age: 38
----------------------- ------------------ --------------- -------------------------------- ------------------- ------------------

     At July 1, 2003, the officers and trustees of the Funds as a group owned beneficially 5,837.884 shares of the Dean Large Cap Value Fund Class A, 16,928.345 shares of the Dean Small Cap Value Fund Class A, and 7,099.082 shares of the Dean International Value Fund Class A (0.56%, 1.23% and 0.55% of the shares outstanding, respectively).

     The following table describes the dollar range of Fund shares beneficially owned by each Trustee of the Funds as of December 31, 2002.



---------------------------------------- -------------------------------------- --------------------------------------
Name of Trustee                          Dollar Range of Equity Securities in   Aggregate Dollar Range of Equity
                                         the Fund                               Securities in all Registered
                                                                                Investment Companies Overseen by
                                                                                Trustee in Family of Investment
                                                                                Companies
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Sam B. Gould                             Dean Large Cap Value Fund - $10,001    $10,001 - $50,000
                                         - $50,000
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Frank J. Perez                           Dean Small Cap Value Fund -            $10,001-$50,000
                                         $10,001-$50,000

---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
David H. Ponitz                          Dean Small Cap Value Fund -            Over $100,000
                                         $50,001-$100,000



                                         Dean International Value Fund -
                                         $10,001-$50,000
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Gilbert P. Williamson                    Dean Small Cap Value Fund - $10,001    $10,001 - $50,000
                                         - $50,000
---------------------------------------- -------------------------------------- --------------------------------------

     There  were  no  securities  owned   beneficially  or  of  record  by  each
Independent Trustee and his immediate family members in the following entities as of March 31, 2003.


o        The Adviser
o        The Underwriter
o An entity directly or indirectly controlling, controlled by, or under common control with the Adviser or the Underwriter.

                            Compensation of Trustees


     The Funds pay each of its Trustees who is not affiliated with the Adviser annual compensation of $2,000 and a fee of $1,000 for each Board meeting attended, in addition to certain out-of-pocket expenses. Trustees of the Funds who are not affiliated persons of the Funds as a group received aggregate compensation of $22,000 from the Fund during its fiscal year ended March 31, 2003. The following table sets forth information concerning compensation received by trustees of the Funds during the year ended March 31, 2003.



------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Name of Person, Position  Aggregate              Pension or Retirement   Estimated Annual       Total Compensation
                          Compensation from      Benefits Accrued as     Benefits upon          from Fund Complex
                          the Funds              Part of Fund Expenses   Retirement             Paid to Trustees*
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Sam B. Gould, Trustee     $6,000                 N/A                     N/A                    $6,000
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Frank J. Perez, Trustee   $5,000                 N/A                     N/A                    $5,000
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
David H. Ponitz, Trustee  $5,000                 N/A                     N/A                    $5,000
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Gilbert P. Williamson,    $6,000                 N/A                     N/A                    $6,000
Trustee
------------------------- ---------------------- ----------------------- ---------------------- ----------------------



*Messrs. Gould, Perez, Ponitz and Williamson have elected to defer their compensation by participating in the Dean Family of Funds Directors Deferred Compensation Plan (the "Plan"). The Plan is a non-qualified deferred compensation plan in which the Trustees will accrue their benefits on a tax-free basis until such time as they begin receiving distributions. The tax obligations of the Plan will be paid by C.H. Dean & Associates, Inc. ("Dean"). Messrs. Gould, Perez, Ponitz and Williamson will not be entitled to receive a distribution from the Plan until the termination of their services as a director of the Dean Family of Funds or at the discretion of the Board, but in no event until they have attained the age of 72. As of March 31, 2003, the total amount of compensation accrued for Messrs. Gould, Perez, Ponitz and Williamson was $16,580, $29,599, $31,678 and $33,829, respectively.

     The Audit Committee is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust. All of the Trustees on the Board are also members of the Audit Committee. The Audit Committee meetings coincide with the Board of Trustee meetings. The Board of Trustees met 4 times during the year ended March 31, 2003.



THE INVESTMENT ADVISER


     C.H. Dean & Associates, Inc., 2480 Kettering Tower, Dayton, Ohio 45423 ("Dean Investment Associates") is the Funds' investment manager. Under the terms of the advisory agreements between the Trust and Dean Investment Associates, Dean Investment Associates manages the Funds' investments. The Large Cap Value Fund, the Small Cap Value Fund and the Balanced Fund each pay Dean Investment Associates a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of its average daily net assets. The International Value Fund pays Dean Investment Associates a fee computed and accrued daily and paid monthly at an annual rate of 1.25% of its average daily net assets. The advisory fee paid by each Fund is allocated between its Class A and Class C shares on the basis of relative average daily net assets.

     At a meeting of the Board of Trustees held on March 20, 2003, the Trustees considered the continuance of the Advisory Agreement with the Advisor with respect to the Funds. In connection with this meeting, the Trustees were provided with (1) copies of the Advisory Agreement, (2) copies of the Form ADV for the Advisor, (3) information about the performance of the Funds, other funds in relevant categories and the performance of broad based indexes, (4) information about the management fees paid by the Funds and (5) information about the management fees waived by the Adviser. The Trustees discussed with counsel for the Trust their responsibilities in connection with their consideration of the continuance of the Advisory Agreement. The Trustees considered and evaluated the relevant information including the nature, quality and scope of the investment management services provided by the Advisor and the overall compensation paid to the Advisor by the Funds. The Trustees, all of which are not "interested persons" of any party to the Advisory Agreement, determined, after reviewing and discussing the information and materials that were provided to them, that the continuation of the Advisory Agreement was in best interests of the Funds and their shareholders.


     The following tables provide information about the advisory fees that each Fund accrued for the last three fiscal periods. They also provide information about the amount of advisory fees that the Adviser voluntarily waived and the Fund expenses that the Adviser reimbursed in order to reduce the operating expenses of each Fund during those periods.

--------------------------------------------------------------------------------------------------------------------
Large Cap Value Fund
--------------------------------------------------------------------------------------------------------------------
   Fiscal Year Ended          Advisory Fees Accrued         Advisory Fees Waived           Expenses Reimbursed
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
2001                     $108,957                       $48,158                     Class A: None
--------------------------------------------------------------------------------------------------------------------
                                                                                    Class C: None
--------------------------------------------------------------------------------------------------------------------
2002                     $159,165                       $10,674                     Class A: None
--------------------------------------------------------------------------------------------------------------------
                                                                                    Class C: None
--------------------------------------------------------------------------------------------------------------------
2003                     $106,715                       $46,217                     Class A: None
--------------------------------------------------------------------------------------------------------------------
                                                                                    Class C: None
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund
--------------------------------------------------------------------------------------------------------------------
   Fiscal Year Ended          Advisory Fees Accrued         Advisory Fees Waived           Expenses Reimbursed
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
2001                     $140,099                       $57,477                     Class A: None
--------------------------------------------------------------------------------------------------------------------
                                                                                    Class C: None
--------------------------------------------------------------------------------------------------------------------
2002                     $178,108                       $7,676                      Class A: None
--------------------------------------------------------------------------------------------------------------------
                                                                                    Class C: None
--------------------------------------------------------------------------------------------------------------------
2003                     $169,453                       $25,764                     Class A: None
--------------------------------------------------------------------------------------------------------------------
                                                                                    Class C: None
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
Balanced Fund
--------------------------------------------------------------------------------------------------------------------
   Fiscal Year Ended          Advisory Fees Accrued         Advisory Fees Waived           Expenses Reimbursed
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
2001                     $104,464                       $20,340                     Class A: None
--------------------------------------------------------------------------------------------------------------------
                                                                                    Class C: None
--------------------------------------------------------------------------------------------------------------------
2002                     $134,178                       $27,303                     Class A: None
--------------------------------------------------------------------------------------------------------------------
                                                                                    Class C: None
--------------------------------------------------------------------------------------------------------------------
2003                     $107,429                       $35,100                     Class A: None
--------------------------------------------------------------------------------------------------------------------
                                                                                    Class C: None
--------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------

International Value Fund
--------------------------------------------------------------------------------------------------------------------
   Fiscal Year Ended          Advisory Fees Accrued         Advisory Fees Waived           Expenses Reimbursed
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
2001                     $226,929                       $36,144                     Class A: None
--------------------------------------------------------------------------------------------------------------------
                                                                                    Class C: None
--------------------------------------------------------------------------------------------------------------------
2002                     $176,632                       $94,177                     Class A: None
--------------------------------------------------------------------------------------------------------------------
                                                                                    Class C: None
--------------------------------------------------------------------------------------------------------------------
2003                     $137,376                       $103,038                    Class A: None
--------------------------------------------------------------------------------------------------------------------
                                                                                    Class C: None
--------------------------------------------------------------------------------------------------------------------


     Pursuant to a written contract between Dean Investment Associates and the Trust, Dean Investment Associates has agreed to waive a portion of its advisory fee and/or reimburse certain Fund expenses, other than brokerage commissions, extraordinary items, interest and taxes, in order limit total annual Fund operating expenses to 1.85% of the average daily net assets allocable to Class A shares and 2.60% of the average daily net assets allocable to Class C shares of the Large Cap Value Fund, Small Cap Value Fund and Balanced Fund and 2.10% of the average daily net assets allocable to Class A shares and 2.85% of the average daily net assets allocable to Class C shares of the International Value Fund.

     The Funds are responsible for the payment of all expenses incurred in connection with the organization, registration of shares and operations of the Funds, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, expenses related to the distribution of the Funds' shares (see "Distribution Plans"), insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Funds, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, including litigation to which the Funds may be a party and indemnification of the Trust's officers and Trustees with respect thereto. The Funds may have an obligation to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The compensation and expenses of any officer, Trustee or employee of the Trust who is an officer, director, employee or stockholder of Dean Investment Associates are paid by Dean Investment Associates.

     By its terms, the advisory agreement on behalf of each Fund will remain in force until April 1, 2004 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. Each Fund's advisory agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by Dean Investment Associates. Each of the advisory agreements automatically terminates in the event of its assignment, as defined by the Investment Company Act of 1940 and the rules thereunder.

     Dean Investment Associates may use the name "Dean" or any derivation thereof in connection with any registered investment company or other business enterprise with which it is or may become associated.

         THE SUB-ADVISER


     Newton Capital Management Ltd. (the "Sub-Adviser" or "Newton") has been retained by Dean Investment Associates to manage the investments of the International Value Fund. The Sub-Adviser is a United Kingdom investment advisory firm registered with the Securities and Exchange Commission. The Sub-Adviser is affiliated with Newton Investment Management Ltd., an English investment advisory firm and subsidiary of Mellon Bank, which has been managing assets for institutional investors, mutual funds and individuals since 1977. Dean Investment Associates (not the Fund) pays the Sub-Adviser a fee computed and accrued daily and paid monthly at an annual rate of .50% of the average value of the International Value Fund's daily net assets. For the fiscal periods ended March 31, 2001, 2002 and 2003, Dean Investment Associates paid the Sub-Adviser fees of $90,606, $70,658 and $54,743.

     At a meeting of the Board of Trustees held on March 20, 2003, the Trustees considered the continuance of the Sub-Advisory Agreement with the Sub-Advisor with respect to the International Value Fund. In connection with this meeting, the Trustees were provided with (1) copies of the Sub-Advisory Agreement, (2) copies of the Form ADV for the Sub-Advisor, (3) information about the performance of the Fund, other funds in relevant categories and the performance of a broad based index, (4) information about the management fees paid by the Fund, and (5) information about the management fees waived by the Adviser. The Trustees discussed with counsel for the Trust their responsibilities in connection with their consideration of the continuance of the Sub-Advisory Agreement. The Trustees considered and evaluated the relevant information including the nature, quality and scope of the investment management services provided by the Sub-Advisor and the overall compensation paid to the Adviser by the Funds. The Trustees, all of which are not "interested persons" of any party to the Sub-Advisory Agreement, determined, after reviewing and discussing the information and materials that were provided to them, that the continuation of the Sub-Advisory Agreement was in best interests of the Fund and their shareholders.


     By its terms, the Sub-Advisory Agreement will remain in force until April 1, 2004 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the International Value Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the International Value Fund's outstanding voting securities, or by Dean Investment Associates or Sub-Adviser. The Sub-Advisory Agreement automatically terminates in the event of its assignment, as defined by the Investment Company Act of 1940 and the rules thereunder.

PROXY VOTING POLICIES


     The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the Fund's Advisor, and with respect to the International Value Fund, Newton.

     The Advisor and Newton will vote such proxies in accordance with their proxy policies and procedures, which have been reviewed by the Board of Trustees, and which are found in Appendix A and Appendix B, respectively.

     Any material changes to the proxy policies and procedures will be submitted to the Board of Trustees of the Trust for its review and consideration. The Board of Trustees will receive a quarterly report of each Fund's proxy voting record.


THE UNDERWRITER

     2480 Securities Limited Liability Company d/b/a 2480 Securities LLC (the "Underwriter"), 2480 Kettering Tower, Dayton, Ohio 45423, is the principal underwriter of the Funds and, as such, is the exclusive agent for distribution of shares of the Funds. The Underwriter is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of each Fund are offered to the public on a continuous basis. The Underwriter is a subsidiary of Dean Investment Associates. Mr. Miller is an officer of both the Trust and the Underwriter.

     The Underwriter currently allows concessions to dealers who sell shares of the Funds. The Underwriter receives that portion of the sales load which is not reallowed to the dealers who sell shares of the Funds. The Underwriter retains the entire sales load on all direct initial investments in the Funds and on all investments in accounts with no designated dealer of record. The Underwriter bears promotional expenses in connection with the distribution of the Funds' shares to the extent that such expenses are not assumed by the Funds under their plans of distribution.


     For the fiscal periods ended March 31, 2001, 2002, and 2003 the aggregate commissions collected on sales of Class A shares of the Trust were $32,460, $35,745 and $23,026 of which the Underwriter paid $28,780, $31,800 and $19,753 to unaffiliated broker-dealers in the selling network and earned $3,680, $3,944 and $3,273 from underwriting and broker commissions.

     The Funds may compensate dealers, including the Underwriter and its affiliates, based on the average balance of all accounts in the Funds for which the dealer is designated as the party responsible for the account. See "Distribution Plans" below.

DISTRIBUTION PLANS


     Class A Shares -- As stated in the Prospectus, the Funds have adopted a plan of distribution with respect to the Class A shares of the Funds (the "Class A Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 which permits each Fund to pay for expenses incurred in the distribution and promotion of that Fund's Class A shares, including but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses, and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Underwriter. The Class A Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of .25% of the average daily net assets of a Fund allocable to its Class A shares. Unreimbursed expenses will not be carried over from year to year. For the fiscal year ended March 31, 2003, Class A shares of each Fund did not incur any distribution expenses.

     Class C Shares -- The Funds have also adopted a plan of distribution (the "Class C Plan") with respect to the Class C shares of the Funds. The Class C Plan provides for two categories of payments. First, the Class C Plan provides for the payment to the Underwriter of an account maintenance fee, in an amount equal to an annual rate of .25% of the average daily net assets of a Fund allocable to its Class C shares, which may be paid to other dealers based on the average value of the Fund's Class C shares owned by clients of such dealers. In addition, a Fund may pay up to an additional .75% per year of that Fund's daily net assets allocable to its Class C shares for expenses incurred in the distribution and promotion of the shares, including but not limited to, prospectus costs for prospective shareholders, costs of responding to prospective shareholder inquiries, payments to brokers and dealers for selling and assisting in the distribution of Class C shares, costs of advertising and promotion and any other expenses related to the distribution of the Class C shares. Unreimbursed expenditures will not be carried over from year to year. The Funds may make payments to dealers and other persons in an amount up to .75% per year of the average value of Class C shares owned by their clients, in addition to the .25% account maintenance fee described above. For the fiscal year ended March 31, 2003, Class C shares of each Fund did not incur any distribution expenses.


     General Information Agreements. implementing the Plans (the "Implementation Agreements"), including agreements with dealers wherein such dealers agree for a fee to act as agents for the sale of the Funds' shares, are in writing and have been approved by the Board of Trustees. All payments made pursuant to the Plans are made in accordance with written agreements.

     The continuance of the Plans must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Plans (the "Independent Trustees") at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of the applicable class of a Fund. In the event a Plan is terminated in accordance with its terms, the affected Fund (or class) will not be required to make any payments for expenses incurred after the termination date. The Plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plans must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.


     In approving the Plans, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders. The Board of Trustees believes that expenditure of the Funds' assets for distribution expenses under the Plans should assist in the growth of the Funds which will benefit the Funds and their shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plans will be renewed only if the Trustees make a similar determination for each subsequent year of the Plans. There can be no assurance that the benefits anticipated from the expenditure of the Funds' assets for distribution will be realized. While the Plans are in effect, all amounts spent by the Funds pursuant to the Plans and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period. Distribution expenses attributable to the sale of more than one class of shares of a Fund will be allocated at least annually to each class of shares based upon the ratio in which the sales of each class of shares bears to the sales of all the shares of such Fund.


DEALER COMPENSATION ON SALES OF CLASS A SHARES


     Class A shares are sold at NAV plus an initial sales load. The Underwriter receives that portion of the initial sales load that is not reallowed to the dealers who sell shares of the Fund. The Underwriter retains the entire sales load on all direct initial investments in the Fund and on all investments in accounts with no designated dealer of record. Under certain circumstances, the Underwriter may increase or decrease the reallowance to dealers.

     In some cases, reduced initial sales loads for the purchase of Class A shares may be available and, under certain circumstances, Class A shares may be sold at NAV. When Class A shares are sold at NAV, the Underwriter may still pay a commission to the dealer as follows. For purchases of Class A shares of the Funds by qualified retirement plans with greater than 100 participants, the Underwriter may pay a dealer's commission of 1.00% of such purchase amount to participating unaffiliated dealers through whom such purchases are effected. For initial purchases of Class A shares of the Funds of $500,000 or more and subsequent purchases further increasing the size of the account, the Underwriter may pay a dealer's commission of 1.00% of such purchases from $500,000 to $3 million, .75% of such purchases from $3 million to $5 million and .50% of such purchases in excess of $5 million of the purchase amount to participating unaffiliated dealers through whom such purchases are effected.

     Purchases of Class A shares of the Funds and shares of any other fund that has made appropriate arrangements with the Underwriter may be aggregated to determine a dealer's eligibility for the commission. Dealers should contact the Underwriter concerning the applicability and calculation of the dealer's commission in the case of combined purchases. An exchange from other funds will not qualify for payment of the dealer's commission, unless such exchange is from a fund with assets as to which a dealer's commission or similar payment has not been previously paid.

     In addition to the compensation otherwise paid to dealers, the Underwriter may from time to time pay from its own resources additional cash bonuses or other incentives to selected dealers in connection with the sale of shares of the Funds. Such bonuses or incentives may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and other dealer-sponsored programs or events.

SECURITIES TRANSACTIONS


     Decisions to buy and sell securities for the Funds and the placing of the Funds' securities transactions and negotiation of commission rates where applicable are made by Dean Investment Associates and Newton and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, Dean Investment Associates and Newton seek best execution for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. Dean Investment Associates and Newton generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. For the fiscal periods ended March 31, 2001, 2002 and 2003 the Large Cap Value Fund paid brokerage commissions of $39,123, $60,144, and $34,437, the Small Cap Value Fund paid brokerage commissions of $68,341, $43,528, and $116,229, the Balanced Fund paid brokerage commissions of $20,894, $38,970, and $20,972, and the International Value Fund paid brokerage commissions of $123,947, $73,893 and $62,627. The amount of brokerage commissions paid in a fiscal year varies as a result of the volume of portfolio securities transactions during the year, which is reflected in the corresponding portfolio turnover rate.


     The Funds may attempt to deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, portfolio securities for the Funds may be purchased directly from the issuer.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its objective of seeking best execution of portfolio transactions, Dean Investment Associates, and with respect to the International Value Fund, Newton, may give consideration to sales of shares of the Funds as a factor in the selection of brokers and dealers to execute portfolio transactions of the Funds. Subject to the requirements of the Investment Company Act of 1940 (the "1940 Act") and procedures adopted by the Board of Trustees, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust, Dean Investment Associates, Newton or the Underwriter.


     Dean Investment Associates and Newton are specifically authorized to select brokers who also provide brokerage and research services to the Funds and/or other accounts over which Dean Investment Associates and Newton exercise investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if Dean Investment Associates or Newton determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or Dean Investment Associates' and, with respect the International Value Fund, Newton's overall responsibilities with respect to the Funds and to accounts over which it exercises investment discretion.

     Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Funds and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Funds, Dean Investment Associates and Newton, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Funds effect securities transactions may be used by Dean Investment Associates and Newton in servicing all of their accounts and not all such services may be used in connection with the Funds. During the fiscal year ended March 31, 2003, the Trust directed brokerage transactions in the following amounts to Jefferies & Company, Inc., Autranet, and Lynch, Jones and Ryan because of research services provided by these firms: $33,323,551, $13,730,705, and $2,693,523, respectively, resulting in commissions in the following amounts paid of $113,490, $49,743, and $8,904, respectively.

     The Funds have no obligation to deal with any broker or dealer in the execution of securities transactions. However, the Underwriter and other affiliates of the Trust, Dean Investment Associates or Newton may effect securities transactions which are executed on a national securities exchange or transactions in the over-the-counter market conducted on an agency basis. No Fund will effect any brokerage transactions in its portfolio securities with Dean Investment Associates or Newton if such transactions would be unfair or unreasonable to its shareholders. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Funds do not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted from time to time with other firms. Neither the Underwriter nor other affiliates of the Trust, Dean Investment Associates or Newton will receive reciprocal brokerage business as a result of the brokerage business transacted by the Funds with other brokers.


     Code of Ethics. The Trust, Dean Investment Associates and the Underwriter have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940. This Code permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Funds.

     Newton Capital Management has also adopted a Code of Ethics under Rule 17j-1. Newton's Code also permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the International Value Fund.

PORTFOLIO TURNOVER

     A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds. Although a Fund's annual portfolio turnover rate cannot be accurately predicted, Dean Investment Associates anticipates that each Fund's portfolio turnover rate normally will not exceed 100%, although it may be higher or lower. A 100% turnover rate would occur if all of a Fund's portfolio securities were replaced once within a one year period. High turnover involves correspondingly greater commission expenses and transaction costs and may result in a Fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains which the Fund must distribute to shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes (see "Taxes").

     The Funds do not intend to use short-term trading as a primary means of achieving their investment objectives. Generally, each Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the investment adviser believes that portfolio changes are appropriate. For the fiscal periods ended March 31, 2001, 2002 and 2003, the portfolio turnover rate was 103%, 102% and 55% for the Large Cap Value Fund, 54%, 67% and 82% for the Small Cap Value Fund, 66%, 86% and 51% for the Balanced Fund, and 146%, 121% and 143% for the International Value Fund, respectively.


CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE

     The share price (net asset value) and the public offering price (net asset value plus applicable sales load) of the shares of each Fund are determined as of the close of the regular session of trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time), on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Trust may also be open for business on other days in which there is sufficient trading in a Fund's portfolio securities that its net asset value might be materially affected. For a description of the methods used to determine the share price and the public offering price, see "Calculation of Share Price and Public Offering Price" in the Prospectus.

     The value of non-dollar denominated portfolio instruments held by the International Value Fund will be determined by converting all assets and liabilities initially expressed in foreign currency values into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by any recognized dealer. If such quotations are not available, the rate of exchange will be determined in accordance with policies established in good faith by the Board of Trustees. Gains or losses between trade and settlement dates resulting from changes in exchange rates between the U.S. dollar and a foreign currency are borne by the International Value Fund. To protect against such losses, the Fund may enter into forward foreign currency exchange contracts, which will also have the effect of limiting any such gains.

OTHER PURCHASE INFORMATION

     The Prospectus describes generally how to purchase shares of the Funds. Additional information with respect to certain types of purchases of shares of the Class A shares of the Funds is set forth below.

     Right of Accumulation. A "purchaser" of shares of a Fund has the right to combine the cost or current net asset value (whichever is higher) of his existing Class A shares of any Fund in the Dean Family of Funds with the amount of his current purchases in order to take advantage of the reduced sales loads set forth in the tables in the Prospectus. The purchaser or his dealer must notify Unified Fund Services, Inc. ("Unified") that an investment qualifies for a reduced sales load. The reduced load will be granted upon confirmation of the purchaser's holdings by Unified.

     A "purchaser" includes an individual, his or her spouse and their children under the age of 21 purchasing shares for his, her or their own account; or a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; or employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases; or an organized group, provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense. Contact the Transfer Agent for additional information concerning purchases at net asset value or at reduced sales loads.

     Letter of Intent. The reduced sales loads set forth in the tables in the Prospectus may also be available to any "purchaser" (as defined above) of shares of a Fund who submits a Letter of Intent to Unified. The Letter must state an intention to invest within a thirteen month period in any Fund in the Dean Family of Funds a specified amount which, if made at one time, would qualify for a reduced sales load. A Letter of Intent may be submitted with a purchase at the beginning of the thirteen month period or within ninety days of the first purchase under the Letter of Intent. Upon acceptance of this Letter, the purchaser becomes eligible for the reduced sales load applicable to the level of investment covered by such Letter of Intent as if the entire amount were invested in a single transaction.

     The Letter of Intent is not a binding obligation on the purchaser to purchase, or the Trust to sell, the full amount indicated. During the term of a Letter of Intent, shares representing 5% of the intended purchase will be held in escrow. These shares will be released upon the completion of the intended investment. If the Letter of Intent is not completed during the thirteen month period, the applicable sales load will be adjusted by the redemption of sufficient shares held in escrow, depending upon the amount actually purchased during the period. The minimum initial investment under a Letter of Intent is $10,000.

     A ninety-day backdating period can be used to include earlier purchases at the purchaser's cost (without a retroactive downward adjustment of the sales charge). The thirteen month period would then begin on the date of the first purchase during the ninety-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Letter of Intent. The purchaser or his dealer must notify Unified that an investment is being made pursuant to an executed Letter of Intent.

     Other Information. The Trust either does not impose a front-end sales load or imposes a reduced sales load in connection with purchases of shares of a Fund made under the reinvestment privilege or the purchases described in the "Reduced Sales Load," "Purchases at Net Asset Value" or "Exchange Privilege" sections in the Prospectus because such purchases require minimal sales effort by Dean Investment Associates. Purchases described in the "Purchases at Net Asset Value" section may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Trust.

     The Trust's Account Application contains provisions in favor of the Trust, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

TAXES

     The Prospectus describes generally the tax treatment of distributions by the Funds. This section of the Statement of Additional Information includes additional information concerning federal taxes.

     Each Fund has qualified and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify a Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies and (ii) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met:
(a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).


     A Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.


     As of March 31, 2003, the Large Cap Value Fund, Small Cap Value Fund and Balanced Fund had capital loss carryforwards for federal income tax purposes of $1,993,573, $355,929, and $1,396,625, which expire on March 31, 2011. As of
March 31, 2003, the International Value Fund had capital loss carryforwards for federal income tax purposes of $4,231,852 and $1,415,122 which expire on March 31, 2010 and 2011. These capital loss carryforwards may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

     Dividends distributed by the Funds from net investment income may be eligible, in whole or in part, for the dividends received deduction available to corporations. Distributions resulting from the sale of foreign currencies and foreign obligations, to the extent of foreign exchange gains, are taxed as ordinary income or loss. If these transactions result in reducing a Fund's net income, a portion of the income may be classified as a return of capital (which will lower a shareholder's tax basis). If a Fund pays nonrefundable taxes to foreign governments during the year, the taxes will reduce the Fund's net investment income but still may be included in a shareholder's taxable income. However, a shareholder may be able to claim an offsetting tax credit or itemized deduction on his return for his portion of foreign taxes paid by the Fund.

     A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Funds intend to make distributions sufficient to avoid imposition of the excise tax.

     The Trust is required to withhold and remit to the U.S. Treasury a portion (31%) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding.

     Investments by the Funds in certain options, futures contracts and options on futures contracts are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Section 1256 contracts held by the Funds at the end of each taxable year are treated for federal income tax purposes as being sold on such date for their fair market value. The resultant paper gains or losses are also treated as 60/40 gains or losses. When the section 1256 contract is subsequently disposed of, the actual gain or loss will be adjusted by the amount of any preceding year-end gain or loss. The use of section 1256 contracts may force the Funds to distribute to shareholders paper gains that have not yet been realized in order to avoid federal income tax liability.

     Foreign currency gains or losses on non-U.S. dollar denominated bonds and other similar debt instruments and on any non-U.S. dollar denominated futures contracts, options and forward contracts that are not section 1256 contracts generally will be treated as ordinary income or loss.

     The Funds' use of hedging techniques, such as foreign currency forwards, involves greater risk of unfavorable tax consequences than funds not engaging in such techniques. Hedging may also result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Funds as well as affect whether dividends paid by the Funds are classified as capital gains or ordinary income.

     Certain hedging transactions undertaken by the Funds may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred, rather than being taken into account in calculating taxable income for the taxable year in which such losses are realized. Although regulations implementing the straddle rules have been promulgated recently, the tax consequences of hedging transactions to the Funds are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds that is taxed as ordinary income when distributed to shareholders. The Funds may make one or more of the elections available under the Internal Revenue Code of 1986, as amended, that are applicable to straddles. If the Funds make any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount that must be distributed to shareholders and will be taxed to shareholders as ordinary income or long-term capital gain in any year, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.


     The diversification requirements applicable to the Funds may limit the extent to which the Funds will be able to engage in transactions in options, futures contracts or options on futures contracts.

REDEMPTION IN KIND


     Under unusual circumstances, when the Board of Trustees deems it in the best interests of a Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. If any such redemption in kind is to be made, each Fund intends to make an election pursuant to Rule 18f-1 under the Investment Company Act of 1940. This election will require the Funds to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Fund during any 90 day period for any one shareholder. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities that are issued in an in-kind redemption will be readily marketable.


CALCULATION OF INVESTMENT PERFORMANCE


     From time to time, each Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods or for the periods of the Fund's operations that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                  P (1 + T)n = ERV

    Where:        P        =        a hypothetical initial payment of $1,000
                  T        =        average annual total return
                  n        =        number of years
                  ERV      =        ending redeemable value of a hypothetical
                                    $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

     The calculation of average annual total return assumes the reinvestment of all dividends and distributions and the deduction of the current maximum sales load from the initial $1,000 payment. If a Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

     "Average annual total return (after taxes on distributions)," as defined by the SEC, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending value, according to the following formula:

                  P(1+T)n=ATVD

Where:             P       =        a hypothetical $1,000 initial investment
                  T        =        average annual total return (after taxes on distributions)
                  n        =        number of years
                  ATVD     =        ending  value  of  the  hypothetical  $1,000  investment  made  at  the beginning of the applicable period at the
                                    end of the applicable period, after taxes on
                                    fund distributions but not after taxes on
                                    redemption.

     The computation assumes that dividends and distributions, less the taxes due on such distributions, are reinvested at the price stated in the prospectus (including any applicable sales load) on the reinvestment dates during the period.

     "Average annual total return (after taxes on distributions and redemptions)," as defined by the SEC, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending value, according to the following formula:

                  P(1+T)n=ATVDR

Where:            P        =        a hypothetical $1,000 initial investment
                  T        =        average annual total return (after taxes on
                                    distributions and redemptions)
                  n        =        number of years
                  ATVDR    =        ending value of the hypothetical $1,000
                                    investment made at the beginning of the
                                    applicable period at the end of the
                                    applicable period, after taxes on fund
                                    distributions and redemptions.

     The computation assumes that dividends and distributions, less the taxes due on such distributions, are reinvested at the price stated in the prospectus (including any applicable sales load) on the reinvestment dates during the period.

     Total return figures assume that the maximum sales charge or maximum contingent deferred sales charge, as the case may be, has been deducted from the investment at the time of purchase or redemption, as applicable.

     Each Fund may also advertise total return (a "non-standardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. This computation does not include the effect of the applicable sales load which, if included, would reduce total return. A nonstandardized quotation may also indicate average annual compounded rates of return without including the effect of the applicable sales load or over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.


     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns for Periods Ended March 31, 2003


                                                            One Year        Five Year       Since Inception*

Large Cap Value Fund-Class A
    Return Before Taxes                                       -41.75%        -10.08%            -5.24%
    Return After Taxes on Distributions                       -42.48%        -11.08%            -6.15%
    Return After Taxes on Distributions                       -27.15%        -7.74%             -4.17%
         And Sale of Fund Shares
Large Cap Value Fund-Class C
    Return Before Taxes                                       -39.77%         -10.19%            -6.88%
    Return After Taxes on Distributions                       -39.96%         -11.01%            -7.74%
    Return After Taxes on Distributions                       -25.47%          -7.79%            -5.36%
         And Sale of Fund Shares
Small Cap Value Fund-Class A
    Return Before Taxes                                       -32.00%            -4.82%            0.77%
    Return After Taxes on Distributions                       -32.06%            -5.54%           -0.10%
    Return After Taxes on Distributions                       -20.74%            -4.03%            0.25%
         And Sale of Fund Shares
Small Cap Value Fund-Class C
    Return Before Taxes                                       -29.03%            -4.27%           -0.39%
    Return After Taxes on Distributions                       -28.38%            -4.88%           -1.23%
    Return After Taxes on Distributions                       -18.34%            -3.59%           -0.65%
         And Sale of Fund Shares
Balanced Fund-Class A
    Return Before Taxes                                       -30.04%             -6.41%           -2.78%
    Return After Taxes on Distributions                       -31.96%             -8.01%           -4.21%
    Return After Taxes on Distributions                       -19.29%             -5.35%           -2.60%
         And Sale of Fund Shares
Balanced Fund-Class C
    Return Before Taxes                                       -27.20%              -6.19%           -3.98%
    Return After Taxes on Distributions                       -28.53%              -7.62%           -5.37%
    Return After Taxes on Distributions                       -17.01%              -5.11%           -3.43%
         And Sale of Fund Shares
International Value Fund-Class A
    Return Before Taxes                                       -29.41%             -4.49%            -1.22%
    Return After Taxes on Distributions                       -29.41%             -6.89%            -3.29%
    Return After Taxes on Distributions                       -19.12%             -4.06%            -1.34%
         And Sale of Fund Shares
International Value Fund-Class C
    Return Before Taxes                                       -27.23%              -4.13%            -0.76%
    Return After Taxes on Distributions                       -26.49%              -6.25%            -2.80%
    Return After Taxes on Distributions                       -17.15%              -3.60%            -0.96%
         And Sale of Fund Shares

Non-Standardized Total Returns for the Periods Ended March 31, 2003

                                                       One Year                 Five Year                 Since Inception*
                                                       --------                 ---------                 ----------------
Large Cap Value Fund-Class A                           -38.49%                   -9.10%                         -4.36%
Large Cap Value Fund Class C                           -39.16%                   -10.19%                        -6.88%
Small Cap Value Fund-Class A                           -28.24%                   -3.79%                          1.70%
Small Cap Value Fund-Class C                           -28.32%                   -4.27%                         -0.39%
Balanced Fund-Class A                                  -26.18%                   -5.39%                         -1.88%
Balanced Fund-Class C                                  -26.47%                   -6.19%                         -3.98%
International Value Fund-Class A                       -25.49%                   -3.45%                         -0.25%
International Value Fund-Class C                       -26.49%                   -4.13%                         -0.76%

* The initial public offering of the Class A shares of the Large Cap Value Fund, the Small Cap Value Fund and the Balanced Fund was May 28, 1997. The initial public offering of the Class A shares of the International Value Fund was October 13, 1997. The initial public offering of the Class C shares was August 19, 1997 for the Large Cap Value Fund, August 1, 1997 for the Small Cap Value Fund and the Balanced Fund and November 6, 1997 for the International Value Fund.

     From time to time, each of the Funds may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                           Yield = 2[(a-b/cd +1)6 -1]
         Where:
         a =      dividends and interest earned during the period
         b =      expenses accrued for the period (net of reimbursements)
         c =      the average  daily number of shares  outstanding  during the period that were entitled to receive dividends
         d =      the maximum offering price per share on the last day of the period


     Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations that are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized.

     Both yield and average annual total return figures are based on historical earnings and are not intended to indicate future performance. From time to time, the Funds may advertise their performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc. ("Lipper"), or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Fortune or Morningstar Mutual Fund Values. The Funds may also compare their performance to that of other selected mutual funds, averages of the other mutual funds within their categories as determined by Lipper, or recognized indicators such as the Dow Jones Industrial Average and the Standard & Poor's 500 Stock Index, the Russell 1000 Index, the Russell 2000 Index, the Russell 1000 Value Index, the Russell 2000 Value Index, the Lehman Brothers Intermediate Government/Corporate Bond Index and the Europe, Australia and Far East Index compiled by Morgan Stanley.

     To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding each Fund may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications that track mutual fund performance. Advertisements may also compare performance (using the calculation methods set forth in the Prospectus) to performance as reported by other investments, indices and averages. In connection with a ranking, the Funds may provide additional information, such as the particular category of funds to which the ranking relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of fee waivers and/or expense reimbursements, if any. The Funds may also present their performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the investment adviser's view of current or past market conditions or historical trends.

     In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Funds' portfolios, that the averages and indices are generally unmanaged and that the items included in the calculations of such averages and indices may not be identical to the formula used by the Funds to calculate their performance. In addition, there can be no assurance that a Fund's performance, which may be better or worse than the performance of such other averages or indices, will continue.


CUSTODIAN

     U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio, has been retained to act as Custodian for the investments of the Large Cap Value Fund, the Small Cap Value Fund and the Balanced Fund. U.S. Bank, N.A. acts as each Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.


     Boston Safe Deposit and Trust Company ("Boston Safe"), One Boston Place, Boston, Massachusetts, has been retained to act as Custodian for the investments of the International Value Fund. Boston Safe acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties. Boston Safe and Newton are both subsidiaries of Mellon Bank. Boston Safe receives remuneration for its services in accordance with the Mutual Fund Custody and Services Agreement between Boston Safe and the Trust in the amount of 0.09% for the first $100 million on each Fund's average daily net assets; 0.06% from $100 million to $250 million of such net assets; and 0.03% over $250 million of such net assets.

AUDITORS

     The firm of Ernst & Young LLP has been selected as independent auditors for the Trust for the current fiscal year. Ernst & Young LLP, 1300 Chiquita Center, Cincinnati, Ohio, 45202, performs an annual audit of the Trust's financial statements and advises the Trust as to certain accounting matters.

PRINCIPAL SECURITY HOLDERS


     The following table provides information about the shareholders of each Fund that own of record 5% or more of the outstanding shares of each Class of the Fund as of July 1, 2003.



----------------- ------------------------------ ------------------------------ ------------------------------ --------------------
                         Large Cap Value                Small Cap Value                   Balanced              International Value
----------------- ------------------------------ ------------------------------ ------------------------------ --------------------
----------------- -------------- --------------- --------------- -------------- --------------- -------------- --------------- ----
Name and Address  Class A        Class C         Class A         Class C        Class A         Class C        Class A      Class C
----------------- -------------- --------------- --------------- -------------- --------------- -------------- ---------- ---------
----------------- -------------- --------------- --------------- -------------- --------------- -------------- ---------- ---------
Chauncey      H.  34.16%                         53.74%                         32.61%                         26.44%
Dean
7777
Taylorsville
Road
Huber   Heights,
OH
----------------- -------------- --------------- --------------- -------------- --------------- -------------- --------------- ----
----------------- -------------- --------------- --------------- -------------- --------------- -------------- --------------- ----
Zada G. Dean      11.57%                         9.25%                          10.98%                         9.35%
7777
Taylorsville
Road
Huber Heights,
OH
----------------- -------------- --------------- --------------- -------------- --------------- -------------- -------------------
----------------- -------------- --------------- --------------- -------------- --------------- -------------- -------------------
Merrill Lynch,    8.07%          76.79%                          69.65%                         92.52%                       25.53%
Pierce, Fenner
& Smith - for
the sole
benefit of its
Customers,
4800 Deer Lake
Drive East
Jacksonville, FL
----------------- -------------- --------------- --------------- -------------- --------------- -------------- --------------- ----
----------------- -------------- --------------- --------------- -------------- --------------- -------------- --------------- ----
                                                                                                               21.64%
National
Investors
55 Water
Street, 32nd
Floor
New York, NY
10041
----------------- -------------- --------------- --------------- -------------- --------------- -------------- --------------- ----
----------------- -------------- --------------- --------------- -------------- --------------- -------------- --------------- ----
C.H. Dean &       37.86%                         22.62%                         41.99%                         13.51%
Associates, Inc.
2480 Kettering
Tower
Dayton, OH
----------------- -------------- --------------- --------------- -------------- --------------- -------------- --------------- ----
----------------- -------------- --------------- --------------- -------------- --------------- -------------- --------------- ----
University of                                                                                                  16.50%
Dayton,
300 College Park
Dayton, OH
----------------- -------------- --------------- --------------- -------------- --------------- -------------- --------------- ----
----------------- -------------- --------------- --------------- -------------- --------------- -------------- --------------- ----
Donaldson                        19.90%
Lufkin &
Jenrette
P.O. Box 2052 Jersey City, NJ
----------------- -------------- --------------- --------------- -------------- --------------- -------------- --------------- ----
----------------- -------------- --------------- --------------- -------------- --------------- -------------- --------------- ----
Raymond J. Van                                                   9.43%
Tuinen
100 Lake Hart
Drive
Orlando, FL
----------------- -------------- --------------- --------------- -------------- --------------- -------------- --------------- ----
----------------- -------------- --------------- --------------- -------------- --------------- -------------- --------------- ----

Paine Webber                                                     6.52%
499 Washington
BLVD 15th Floor
Jersey City, NJ
07310
----------------- -------------- --------------- --------------- -------------- --------------- -------------- -----------------
----------------- -------------- --------------- --------------- -------------- --------------- -------------- -----------------
Wells Fargo                                                                                                                59.64%
Investments,
LLC
608 Second Ave.
South
Minneapolis, MN
----------------- -------------- --------------- --------------- -------------- --------------- -------------- -----------------
----------------- -------------- --------------- --------------- -------------- --------------- -------------- -----------------
Julia M. Dean                                                                                                               8.83%
779 Plantation
Lane
Kettering, OH
----------------- -------------- --------------- --------------- -------------- --------------- -------------- --------------- ---



    Chauncey H. Dean and Zada G. Dean may be deemed to control each Fund because they own of record and beneficially more than 25% of each Fund's Class A shares.


     Chauncey H. Dean and Zada G. Dean may be deemed to control C.H. Dean & Associates, Inc. because they own of record and beneficially more than 25% of the outstanding voting securities of C.H. Dean & Associates, Inc.

     Wells Fargo Investments, LLC may be deemed to control the International Value Fund because it owns of record and beneficially more than 25% of the Fund's Class C shares. Wells Fargo Investments, LLC is a limited liability company organized under the laws of the State of Delaware. Wells Fargo Investments, LLC is wholly-owned subsidiary of Wells Fargo Investment Group, Inc. whose ultimate parent is Wells Fargo & Company.

TRANSFER AGENT, FUND ACCOUNTING AGENT, AND ADMINISTRATOR

     Under the terms of a Mutual Fund Services Agreement, Unified Fund Services, Inc., P.O. Box 6110, Indianapolis, Indiana, 46206-6110, serves as transfer agent and shareholder services agent, fund accounting agent, and administrator for the Trust. Unified is a wholly-owned subsidiary of Unified Financial Services, Inc.

     As transfer agent and shareholder services agent, Unified maintains the records of each shareholder's account, answers shareholder's inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, Unified receives a monthly fee based on the number of shareholder accounts in each class of each Fund, subject to a $1,000 minimum monthly fee for each class of shares of a Fund. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.

     As fund accounting agent, Unified calculates the daily net asset value per share and maintains the financial books and records of the Funds. For these services, Unified receives a monthly fee from each Fund at a rate of 0.05% of its average daily net assets up to $100 million, 0.04% of the next $150 million of such net assets, and 0.03% of such net assets in excess of $250 million, subject to a $26,000 minimum annual fee for each Fund. In addition, each Fund pays certain out-of-pocket expenses incurred by Unified in obtaining valuations of such Fund's portfolio securities.

     As administrative services agent for the Trust, Unified supplies non-investment related administrative and compliance services for the Funds. Unified prepares tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these services, Unified receives a monthly fee from each Fund at an annual rate of 0.09% of its average daily net assets up to $100 million, 0.06% of the next $150 million of such net assets, and 0.03% of such net assets in excess of $250 million, subject to a $1,250 minimum monthly fee for each Fund.


     For the fiscal years ended March 31, 2003, 2002, and 2001, the Trust paid Unified for fund accounting and administrative services, including reimbursement for out-of-pocket expenses, of $198,612 $175,869, and $153,494, respectively.



     For the fiscal years ended March 31, 2003, 2002, and 2001, the Trust paid Sunguard sub-accounting and recordkeeping fees, including reimbursement for out-of-pocket expenses, of $16,462, $6,838, and $9,060, respectively. A portion of the these amounts were then paid by Sunguard to DRPS, Inc., a subsidiary of the Adviser, under a shared-services agreement.

     For the fiscal years ended March 31, 2003 and 2002, the Trust paid Merrill Lynch sub-accounting and recordkeeping fees, including reimbursement for out-of-pocket expenses, of approximately $7,563 and $6,838, respectively. The Trust also paid Merrill Lynch sub-accounting and recordkeeping fees for the year ended March 31, 2001.

ANNUAL REPORT


     The Funds' financial statements as of March 31, 2003, which have been audited by Ernst & Young LLP, are incorporated into this Statement of Additional Information by reference to the Funds' Annual Report to Shareholders. The Trust will provide the Annual Report without charge at written or telephone request. CINlibrary/1077541.3 (Edgar Version)